UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6377

DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/10

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
AMT-Free Municipal
Bond Fund

ANNUAL REPORT August 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
36	Statement of Assets and Liabilities
37	Statement of Operations
38	Statement of Changes in Net Assets
40	Financial Highlights
45	Notes to Financial Statements
58	Report of Independent Registered Public Accounting Firm
59	Important Tax Information
60	Board Members Information
63	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free Municipal
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Bond Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets. Despite economic challenges and headlines about potential budgetary constraints by state and local municipality issuers, municipal bonds continued to benefit from favorable supply-and-demand dynamics and investors’ demand for higher yields, providing a degree of support absent in other markets.

We currently do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, U.S. Treasury securities appear to offer limited value at current low yields while municipal bonds seem poised to benefit from robust investor demand as local, state and federal government officials consider imposing higher taxes to reduce record budget deficits.With questions still remaining about the potential sunset (or extension or modification of ) the 2001 tax cuts, we urge you to speak with your financial advisor, who is best-suited to help you monitor these developments and evaluate your current asset allocations within this current economic environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by James Welch and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 10.10%, Class B shares returned 9.48%, Class C shares returned 9.27%, Class I shares returned 10.35% and Class Z shares returned 10.34%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, produced a total return of 9.78%.2

Municipal bonds generally rallied over the reporting period amid robust demand for a limited supply of securities.The fund’s Class A, Class I and Class Z shares produced returns that were higher than its benchmark, primarily due to strong returns from corporate-backed bonds.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade (“high yield” or “junk” bonds), or the unrated equivalent as determined by Dreyfus.

The fund’s portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

  Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Supply-and-Demand Factors Supported Municipal Bonds

Although an improving U.S. economy bolstered investor confidence early in the reporting period, the pace of the economic recovery has been slower than most previous rebounds. In addition, in the spring of 2010, investors responded cautiously to new global economic concerns stemming from a sovereign debt crisis in Europe and inflationary pressures in China. Meanwhile, most states have continued to struggle with declining tax revenues and intensifying demand for services. In light of these challenges, as it has since December 2008, the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

Still, municipal bonds generally gained value during the reporting period due to favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly as a result of the Build America Bonds program, part of the economic stimulus package that shifted a substantial portion of new issuance to the taxable bond market. At the same time, demand for municipal bonds intensified as investors sought alternatives to low yielding, fixed income money market funds.

Security Selection Strategy Boosted Fund Returns

In the generally rallying market environment, the fund received particularly positive contributions to relative performance from bonds backed by the states’ settlement of litigation with U.S. tobacco companies, which recovered from previously depressed levels. Bonds issued to finance industrial development projects and health care facilities also produced above-average returns due to robust demand for higher yielding securities in a low interest-rate environment.

In light of the subpar economic recovery and tighter credit spreads over the course of the reporting period, we gradually reduced the fund’s exposure to riskier market sectors and upgraded its overall credit quality. Our bias toward higher-quality securities included bonds for which the money for early redemption has been set aside in escrow. However, these high-quality escrowed bonds detracted mildly from the fund’s performance when investors continued to prefer more speculative investments.

Supply-and-Demand Factors May Remain Favorable

Although unemployment has remained stubbornly high and many states have continued to face elevated fiscal pressures, we do not expect a return to recessionary conditions.Yet, we are aware that higher yielding municipal bonds already have rallied strongly, suggesting to us that the bulk of their gains for the current cycle are behind us.Therefore, we have intensified our focus on higher-quality bonds, including a preference for bonds backed by revenues from essential services facilities over general obligation debt.

We remain optimistic over the longer term. We anticipate a more ample supply of newly issued bonds when the Build America Bonds program either ends or is renewed with lower federal subsidies at the end of this year. In the meantime, demand seems likely to stay robust as investors grow increasingly concerned regarding potential income tax increases at the federal and state levels.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns.
Neither Class Z nor Class I shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes. Capital gains, if any, are fully taxable.The Dreyfus
Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses of the Class A, B, C, I and Z shares
(excluding Rule 12b-1 fees, shareholder services fees for Class A, B,C, I and Z shares, taxes, brokerage commissions, extraordinary expenses, interest expenses, and commitment fees on borrowings) do not exceed 0.45%. Dreyfus may terminate this agreement upon at least 90 days’
prior notice to investors but has committed not to do so until at least January 1, 2011.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus AMT-Free Municipal Bond Fund Class Z shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus AMT-Free Municipal Bond Fund on 8/31/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that
date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.
Performance for Class A, Class B, Class C and Class I shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/03	5.12%	3.19%	4.55%†††
without sales charge	3/31/03	10.10%	4.14%	5.04%†††
Class B shares
with applicable redemption charge †	3/31/03	5.48%	3.27%	4.87%†††,††††
without redemption	3/31/03	9.48%	3.62%	4.87%†††,††††
Class C shares
with applicable redemption charge ††	3/31/03	8.27%	3.35%	4.46%†††
without redemption	3/31/03	9.27%	3.35%	4.46%†††
Class I shares	12/15/08	10.35%	4.39%†††	5.24%†††
Class Z shares	5/6/94	10.34%	4.40%	5.25%
Barclays Capital
Municipal Bond Index		9.78%	5.02%	5.69%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, Class B and Class C shares of the fund represent the performance of the fund’s Class Z shares for periods prior to 3/31/03 (the inception date for Class A, Class B and Class C shares), adjusted to reflect the applicable sales load for that class.
The total return performance figures presented for Class I shares of the fund represent the performance of the fund’s
Class Z shares for periods prior to 12/15/08 (the inception date for Class I shares).
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Bond Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 3.67	$ 6.25	$ 7.54	$ 2.38	$ 2.64
Ending value (after expenses)	$1,053.30	$1,050.80	$1,049.30	$1,054.50	$1,055.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 3.62	$ 6.16	$ 7.43	$ 2.35	$ 2.60
Ending value (after expenses)	$1,021.63	$1,019.11	$1,017.85	$1,022.89	$1,022.63

† Expenses are equal to the fund’s annualized expense ratio of .71% for Class A, 1.21% for Class B, 1.46% for
Class C, .46% for Class I and .51% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.8%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.9%
Alabama State Board of Education,
Revenue (Calhoun Community
College) (Insured; AMBAC)	5.00	5/1/25	5,155,000	5,434,865
Alaska—1.9%
Alaska Housing Finance
Corporation, Mortgage Revenue	5.10	6/1/12	705,000	705,106
Alaska Industrial Development and
Export Authority, Revenue
(Providence Health and Services)	5.00	10/1/31	4,790,000	4,959,853
Alaska Industrial Development and
Export Authority, Revolving
Fund Revenue	5.25	4/1/27	4,645,000	5,173,740
Arizona—1.6%
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000	2,193,540
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	4,000,000	3,948,680
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/18	2,700,000	2,977,506
Arkansas—.2%
Arkansas Development Finance
Authority, Construction Revenue
(Public Health Laboratory
Project) (Insured; AMBAC)	5.00	12/1/17	1,025,000	1,112,863
California—10.7%
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/27	2,000,000	2,298,260
California,
Economic Recovery Bonds	5.00	7/1/20	3,000,000	3,581,880
California,
GO	5.25	10/1/16	295,000	295,835

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.25	9/1/10	105,000	[a]	105,000
California,
GO (Various Purpose)	5.25	3/1/30	2,500,000		2,662,550
California,
GO (Various Purpose)	5.75	4/1/31	6,700,000		7,418,776
California,
GO (Various Purpose)	6.00	11/1/35	3,000,000		3,386,430
California Educational Facilities
Authority, Revenue
(Pomona College)	0.00	7/1/30	3,005,000	[b]	1,235,956
California Statewide Communities
Development Authority, Revenue
(The Salk Institute for Biological
Studies) (Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/24	1,880,000		2,006,900
Glendale Community College
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	8/1/21	1,520,000	[b]	960,214
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/26	2,575,000	[b]	1,106,117
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/27	2,000,000	[b]	798,760
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	2,740,000		2,481,426
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	7,775,000		6,158,111
Los Angeles,
Wastewater System Revenue	5.75	6/1/34	2,500,000		2,868,875
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	3,500,000		4,024,860

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Nevada Joint Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	8/1/22	1,160,000		1,236,572
Pajaro Valley Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	1,500,000	[b]	655,425
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/27	4,110,000	[b]	1,674,209
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/28	4,000,000	[b]	1,518,440
Sacramento County,
Airport System Senior Revenue	5.30	7/1/27	2,000,000		2,173,260
Sacramento County,
Airport System Senior Revenue	5.38	7/1/28	2,000,000		2,166,480
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/27	3,280,000		3,705,350
San Juan Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/20	1,425,000		1,570,136
Tustin Unified School District
Community Facilities District
Number 97-1, Senior Lien Special
Tax Bonds (Insured; Assured
Guaranty Municipal Corp.)	0.00	9/1/21	1,615,000	[b]	953,012
University of California Regents,
General Revenue	5.75	5/15/31	2,000,000		2,349,020
Walnut Valley Unified School
District, GO (Insured; FGIC)	6.50	8/1/19	1,765,000		1,807,166
West Sacramento Redevelopment
Agency, Tax Allocation Revenue
(West Sacramento Redevelopment
Project) (Insured; National
Public Finance Guarantee Corp.)	4.75	9/1/16	800,000		806,984
Colorado—1.8%
Black Hawk,
Device Tax Revenue	5.00	12/1/14	500,000		525,115

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Black Hawk,
Device Tax Revenue	5.00	12/1/18	600,000	604,080
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,000,000	1,213,970
Colorado Health Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.25	10/1/33	1,200,000	1,366,476
Colorado Health Facilities
Authority, Revenue (Porter
Place, Inc. Project)
(Collateralized; GNMA)	5.88	1/20/20	1,940,000	1,969,624
E-470 Public Highway Authority,
Senior Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	9/1/24	2,000,000	2,065,160
Northwest Parkway Public Highway
Authority, Senior Revenue
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	0.00	6/15/11	7,300,000 [a,b]	2,904,451
Delaware—1.0%
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Company Project)
(Insured; AMBAC)	4.90	5/1/11	5,000,000	5,055,450
Delaware Housing Authority,
Revenue	5.15	7/1/17	370,000	377,792
Delaware Housing Authority,
Revenue	5.40	7/1/24	535,000	553,623
District of Columbia—1.1%
Metropolitan Washington Airports
Authority, Airport System Revenue	5.00	10/1/35	4,000,000	4,276,000
Metropolitan Washington Airports
Authority, Dulles Toll Road
First Senior Lien Revenue
(Dulles Metrorail and Capital
Improvement Projects)	5.00	10/1/39	1,000,000	1,055,990
Washington Metropolitan Area
Transit Authority, Gross
Revenue Transit Revenue	5.13	7/1/32	1,000,000	1,095,440

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida—7.6%
Broward County,
Airport System Revenue	5.38	10/1/29	2,535,000	2,747,965
Broward County Educational
Facilities Authority,
Educational Facilities Revenue
(Nova Southeastern University
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.00	4/1/36	1,800,000	1,825,740
Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000	1,115,980
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	3,500,000	3,548,160
Florida Municipal Power Agency,
All-Requirements Power Supply
Project Revenue	6.25	10/1/31	3,260,000	3,830,207
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges
and Causeway Project)
(Insured; CIFG)	5.00	10/1/22	1,820,000	1,948,255
Miami-Dade County,
Aviation Revenue	5.00	10/1/30	3,000,000	3,114,240
Miami-Dade County,
Water and Sewer System Revenue	5.00	10/1/28	2,745,000	3,006,653
Miami-Dade County,
Water and Sewer System Revenue	5.00	10/1/34	2,500,000	2,660,825
Miami-Dade County Educational
Facilities Authority, Revenue
(University of Miami Issue)	5.75	4/1/28	1,250,000	1,348,388
Miami-Dade County Expressway
Authority, Toll System Revenue	5.00	7/1/40	2,500,000	2,582,225
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	1,000,000	1,035,040
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/28	6,800,000	7,510,600
Orlando-Orange County Expressway
Authority, Revenue	5.00	7/1/30	2,620,000	2,789,462

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	1,000,000	1,039,160
University of Central Florida,
COP (University of Central
Florida Convocation
Corporation Master Lease
Program) (Insured; National
Public Finance Guarantee Corp.)	5.00	10/1/18	1,765,000	1,897,463
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/19	1,525,000	1,647,168
Georgia—2.1%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	1,640,000	1,886,148
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,000,000	1,068,160
Atlanta,
Water and Wastewater Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	11/1/18	1,200,000	1,412,112
Carrollton Payroll Development
Authority, RAC (University of
West Georgia Athletic
Complex, LLC Project)	6.25	6/15/34	3,895,000	4,327,540
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	6/15/38	2,000,000	2,164,740
Savannah Economic Development
Authority, Revenue (Armstrong
Atlantic State University
Student Union, LLC Project)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	6/15/32	1,240,000	1,312,428

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Hawaii—1.0%
Hawaii,
Airports System Revenue	5.25	7/1/26	5,000,000	5,576,950
Idaho—2.1%
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)
(Prerefunded)	5.38	4/1/12	5,000 [a]	5,402
Boise-Kuna Irrigation District,
Revenue (Arrowrock
Hydroelectric Project)	7.38	6/1/40	5,600,000	6,486,200
Caldwell,
Parity Lien Sewer Revenue
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.75	9/1/11	2,625,000 [a]	2,766,697
Idaho Health Facilities Authority,
Revenue (Trinity Health
Credit Group)	6.13	12/1/28	2,500,000	2,856,775
Illinois—3.5%
Chicago Board of Education,
Unlimited Tax GO
(Dedicated Revenues)	5.25	12/1/25	2,500,000	2,801,500
Huntley,
Special Service Area Number
Nine Special Tax Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.10	3/1/28	3,500,000	3,739,120
Illinois,
GO	5.00	1/1/24	2,500,000	2,686,950
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group) (Insured; AMBAC)	6.00	2/1/28	750,000	814,335
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group) (Insured; AMBAC)	6.25	2/1/33	500,000	543,470
Illinois Finance Authority,
Revenue (Rush University
Medical Center Obligated
Group) (Insured; National
Public Finance Guarantee Corp.)	5.75	11/1/28	1,000,000	1,075,730

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	2,000,000	1,939,820
Illinois Health Facilities
Authority, Revenue
(Delnor-Community Hospital)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	5/15/27	6,000,000	6,396,480
Kentucky—.7%
Barbourville,
Educational Facilities
First Mortgage Revenue
(Union College Energy
Conservation Project)	5.25	9/1/26	1,500,000	1,469,805
Ohio County,
PCR (Big Rivers Electric
Corporation Project)	6.00	7/15/31	2,500,000	2,613,425
Louisiana—2.4%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.50	8/1/29	2,500,000	2,612,975
Louisiana Office Facilities
Corporation, LR (Louisiana
State Capital Complex Program)
(Insured; AMBAC)	5.50	5/1/15	705,000	727,905
Louisiana State University Board
of Supervisors and
Agricultural and Mechanical
College, Auxiliary Revenue	5.00	7/1/32	4,665,000	4,928,199
New Orleans Aviation Board,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000	2,360,960
Orleans Parish School Board,
Public School Revenue
(Insured; FGIC)	5.20	2/1/14	3,465,000	3,466,247
Maine—.7%
Maine Housing Authority,
Mortgage Purchase Bonds	5.35	11/15/21	4,290,000	4,302,012

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland—.9%
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.60	7/1/24	1,500,000		1,505,790
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,075,000		1,076,032
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000		1,050,140
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000		1,416,044
Massachusetts—1.4%
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/27	5,000,000		5,496,400
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/25	2,175,000		2,417,969
Michigan—13.8%
Allegan Hospital Finance
Authority, HR (Allegan
General Hospital)	6.88	11/15/17	1,000,000		1,010,760
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/14	8,000,000	[b]	7,492,320
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/20	1,055,000	[b]	755,306
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	1,500,000		1,801,035
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,000,000		1,230,140

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Detroit,
Water Supply System Revenue
(Insured; FGIC) (Prerefunded)	5.75	7/1/11	4,000,000 [a]	4,209,200
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,200,000	1,066,380
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000	1,021,268
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000	1,187,670
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	2,250,000	2,278,125
Dickinson County Healthcare
System, HR (Insured; ACA)	5.50	11/1/13	1,555,000	1,573,162
Dickinson County Healthcare
System, HR (Insured; ACA)	5.70	11/1/18	1,800,000	1,818,342
Grand Rapids,
Water Supply System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/29	1,000,000	1,089,820
Grand Valley State University,
Revenue (Insured; FGIC)
(Prerefunded)	5.25	12/1/10	3,000,000 [a]	3,037,950
Huron Valley School District,
GO Unlimited Tax (Insured;
National Public Finance
Guarantee Corp.)	0.00	5/1/18	6,270,000 [b]	4,863,827
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	3,000,000	3,566,250
Kent County,
Airport Revenue (Gerald R.
Ford International Airport)	5.00	1/1/26	4,555,000	4,869,158
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	2,000,000	1,931,720

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Hospital Finance
Authority, HR (MidMichigan
Obligated Group)	5.00	4/15/36	4,250,000		4,262,155
Michigan Hospital Finance
Authority, Revenue (Trinity
Health Credit Group)
(Insured; AMBAC)	6.00	12/1/27	1,475,000		1,497,022
Michigan Hospital Finance
Authority, Revenue (Trinity
Health Credit Group) (Insured;
AMBAC) (Prerefunded)	6.00	12/1/10	25,000	[a]	25,578
Michigan Public Educational
Facilities Authority, LOR
(Nataki Talibah Schoolhouse
of Detroit Project)	6.50	10/1/30	3,040,000		2,692,437
Michigan Strategic Fund,
LOR (NSF International Project)	5.13	8/1/19	700,000		716,800
Michigan Strategic Fund,
LOR (NSF International Project)	5.25	8/1/26	2,000,000		2,019,800
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	1,250,000		1,263,175
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/34	6,000,000		4,823,100
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; National Public
Finance Guarantee Corp.)	6.95	9/1/22	2,000,000		2,456,820
Pontiac Tax Increment Finance
Authority, Revenue (Prerefunded)	6.38	6/1/12	3,170,000	[a]	3,524,406
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000		4,707,325

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	6.25	9/1/14	1,500,000	1,707,705
Summit Academy North,
Public School Academy Revenue	5.50	11/1/35	1,500,000	1,217,220
Wayne State University Board of
Governors, General Revenue
(Insured; AMBAC)	5.00	11/15/36	1,000,000	1,046,300
Wayne State University Board of
Governors, General Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/15/30	2,000,000	2,158,200
Mississippi—.2%
Mississippi Development Bank,
Special Obligation Revenue
(Waveland, GO Public
Improvement Bond Project)
(Insured; AMBAC)	5.00	11/1/20	1,315,000	1,407,971
Missouri—.4%
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	4.85	12/1/11	150,000	156,725
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	435,000	446,619
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	580,000	593,259
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue
(Lambert Airport Eastern
Perimeter Redevelopment
Project) (Insured; AMBAC)	5.00	2/15/25	1,265,000	1,377,813
Nebraska—.4%
Municipal Energy Agency of
Nebraska, Power Supply
System Revenue
(Insured; AMBAC)	5.25	4/1/16	2,305,000	2,454,641

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nevada—1.4%
Clark County,
Airport System Subordinate
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/26	2,865,000	3,099,558
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	5,000,000	5,266,450
New Hampshire—.3%
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.05	7/1/12	760,000	768,200
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.15	7/1/13	1,175,000	1,186,480
New Jersey—.8%
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000	81,654
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000	226,910
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	5,000,000	4,132,050
New York—1.2%
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000	5,801,500
New York City,
GO	5.00	8/1/28	1,000,000	1,116,850
North Carolina—7.9%
Cabarrus County,
COP (Installment
Financing Contract)	5.50	4/1/14	2,000,000	2,093,420
Charlotte,
GO	5.00	7/1/21	1,525,000	1,626,870
Charlotte,
GO	5.00	7/1/22	2,110,000	2,240,250
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue
(Carolinas HealthCare System)	5.00	1/15/39	1,000,000	1,036,740

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
Durham,
Water and Sewer Utility
System Revenue	5.25	6/1/21	1,620,000	2,064,479
Durham County,
GO Public Improvement Bonds	5.00	6/1/18	1,000,000	1,173,490
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000	1,087,510
Monroe,
COP (Installment Financing
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	3/1/39	1,000,000	1,077,670
North Carolina,
Capital Improvement Limited
Obligation Bonds	5.00	5/1/28	2,205,000	2,496,986
North Carolina Capital Facilities
Finance Agency, Educational
Facilities Revenue (Wake
Forest University)	5.00	1/1/38	1,000,000	1,075,730
North Carolina Capital Facilities
Finance Agency, Revenue (Duke
University Project)	5.00	10/1/38	1,005,000	1,090,676
North Carolina Capital Facilities
Finance Agency, Revenue (Duke
University Project) (Prerefunded)	5.13	10/1/12	1,000,000 [a]	1,098,480
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	5.00	1/1/26	6,000,000	6,500,940
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000	1,236,410
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000	1,195,620
North Carolina Medical Care
Commission, Health Care
Facilities Revenue
(University Health Systems
of Eastern Carolina)	6.25	12/1/33	1,750,000	1,947,628

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina (continued)
North Carolina Medical Care
Commission, HR (NorthEast
Medical Center Project)
(Insured; AMBAC) (Prerefunded)	5.50	11/1/10	1,000,000	[a]	1,018,640
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000		2,018,720
North Carolina Medical Care
Commission, HR (Wilson Memorial
Hospital Project) (Insured; AMBAC)	0.00	11/1/16	3,055,000	[b]	2,436,821
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Givens Estates
Project) (Prerefunded)	6.50	7/1/13	1,000,000	[a]	1,173,930
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation,
Inc.) (Insured; ACA)	6.63	8/15/30	3,250,000		3,161,665
North Carolina Municipal Power
Agency Number 1, Catawba
Electric Revenue	5.00	1/1/30	1,000,000		1,065,840
Oak Island,
Enterprise System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/1/34	1,000,000		1,118,160
Onslow County Hospital Authority,
FHA Insured Mortgage Revenue
(Onslow Memorial Hospital
Project) (Insured; National
Public Finance Guarantee Corp.)	5.00	10/1/25	1,250,000		1,339,513
Orange Water and Sewer Authority,
Water and Sewer System Revenue	5.00	7/1/31	1,000,000		1,079,300
Raleigh,
Combined Enterprise
System Revenue	5.00	3/1/31	1,175,000		1,270,116
University of North Carolina,
System Pool Revenue (Pool
General Trust Indenture of the
Board of Governors of The
University of North Carolina)	5.00	10/1/34	1,000,000		1,076,290

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio—1.9%
Elyria City School District,
GO Classroom Facilities and
School Improvement Bonds
(Insured; XLCA)	5.00	12/1/35	3,300,000	3,410,418
Maple Heights City School District
Board of Education, COP (Wylie
Athletic Complex Project)	6.00	11/1/28	1,150,000	1,206,591
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,000,000	2,137,400
Ohio Water Development Authority,
Water Development Revenue
(Fresh Water Improvement
Series) (Prerefunded)	4.75	6/1/12	1,455,000 [a]	1,567,181
Toledo-Lucas County Port
Authority, Development
Revenue (Northwest Ohio
Bond Fund) (Toledo School
for the Arts Project)	5.50	5/15/28	2,585,000	2,369,799
Oklahoma—.2%
Tulsa Industrial Authority,
Student Housing Revenue
(The University of Tulsa)	5.25	10/1/26	1,135,000	1,215,324
Oregon—.6%
Oregon,
GO (Alternate Energy Project)	6.00	10/1/26	1,400,000	1,710,128
Oregon Department of
Administrative Services,
Lottery Revenue	5.00	4/1/29	1,500,000	1,683,855
Pennsylvania—5.3%
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	2,000,000	2,005,520
Coatesville Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	8/15/17	4,000,000	4,614,600
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	2,000,000	1,690,960

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	2,000,000	1,844,820
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	1,000,000	1,038,090
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
of Pennsylvania)	5.88	7/1/38	1,500,000	1,545,855
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000	2,893,100
Pennsylvania Housing Finance
Agency, Capital Fund Securitization
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	12/1/25	2,450,000	2,605,992
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	2,000,000	2,291,040
Philadelphia,
Gas Works Revenue	5.00	8/1/30	2,500,000	2,565,800
Philadelphia,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	12/15/23	3,500,000	3,935,050
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	270,000	285,304
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue) (Prerefunded)	6.25	12/1/11	730,000 [a]	791,400
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	2,500,000	2,505,025

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—7.9%
Austin Convention Enterprises,
Inc., Convention Center Hotel
Second Tier Revenue	6.00	1/1/15	1,580,000	[c]	1,597,712
Coastal Water Authority,
Water Conveyance System
Revenue (Insured; AMBAC)	6.25	12/15/17	2,170,000		2,269,603
Corpus Christi,
Combination Tax and Municipal
Hotel Occupancy Tax Revenue,
Certificates of Obligation
(Insured; Assured Guaranty
Municipal Corp.)	5.50	9/1/18	1,955,000		2,119,024
Del Mar College District,
Limited Tax Bonds
(Insured; FGIC)	5.25	8/15/17	1,295,000		1,450,853
Denton Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/23	135,000	[b]	67,304
Galveston County,
Combination Tax and Revenue
Certificates of Obligation
(Insured; AMBAC)	5.25	2/1/18	1,000,000		1,091,930
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	525,000		533,405
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	740,000		751,847
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/29	1,000,000		1,007,530
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/30	4,000,000	[b]	1,415,040
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/31	9,110,000	[b]	3,024,247

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Lower Colorado River Authority,
Transmission Contract and
Improvement Revenue (Lower
Colorado River Authority
Transmission Services
Corporation Project)	5.00	5/15/30	2,500,000		2,701,400
Lubbock Health Facilities
Development Corporation,
Revenue (Sears Plains
Retirement Corporation
Project) (Collateralized; GNMA)	5.50	1/20/21	960,000		976,598
Lubbock Housing Finance
Corporation, MFHR (Las Colinas,
Quail Creek and Parkridge
Place Apartments Projects)	6.00	7/1/22	1,175,000		1,004,425
McKinney,
Tax and Limited Pledge
Waterworks and Sewer System
Revenue, Certificates of
Obligation (Insured; AMBAC)	5.00	8/15/26	1,300,000		1,407,133
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.50	8/15/20	1,100,000		1,199,550
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/27	1,000,000	[b]	451,280
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/28	4,675,000	[b]	1,986,501
Montgomery Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/25	1,315,000		1,470,643
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.63	1/1/33	5,000,000		5,490,050

The Fund	27

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	3,000,000	3,297,630
Pearland Economic Development
Corporation, Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	1,035,000	1,110,545
Plano Independent School District,
School Building Unlimited Tax
Bonds (Permanent School Fund
Guarantee Program)	5.00	2/15/28	5,090,000	5,684,410
San Antonio,
Electric and Gas Systems Revenue	5.50	2/1/20	255,000	325,117
Schertz-Cibolo Universal City
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	2/1/32	5,545,000 [b]	1,821,477
Sharyland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/17	1,130,000	1,237,045
Texas National Research
Laboratory Commission
Financing Corporation, LR
(Superconducting Super
Collider Project)	6.95	12/1/12	365,000	393,627
Virginia—5.2%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)	5.25	10/1/15	1,445,000	1,571,293
Amherst Industrial Development
Authority, Educational Facilities
Revenue (Sweet Briar College)	5.00	9/1/26	1,000,000	1,024,980
Chesapeake,
Chesapeake Expressway Toll
Road Revenue	5.63	7/15/19	800,000	805,792

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Chesapeake Bay Bridge and Tunnel
Commission District, General
Resolution Revenue (Insured;
Berkshire Hathaway
Assurance Corporation)	5.50	7/1/25	1,000,000	1,214,000
Chesterfield County Economic
Development Authority, PCR
(Virginia Electric and Power
Company Project)	5.00	5/1/23	1,000,000	1,110,470
Danville Industrial Development
Authority, HR (Danville Regional
Medical Center) (Insured; AMBAC)	5.25	10/1/28	1,500,000	1,808,505
Dulles Town Center Community
Development Authority, Special
Assessment Revenue (Dulles
Town Center Project)	6.25	3/1/26	2,825,000	2,805,649
Fairfax County Redevelopment
and Housing Authority, LR
(James Lee Community
Center) (Prerefunded)	5.25	6/1/11	1,120,000 [a]	1,162,056
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	5/15/19	1,200,000	1,311,612
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000	1,279,570
Norfolk,
Water Revenue	5.00	11/1/25	1,000,000	1,156,810
Peninsula Ports Authority of
Virginia, Residential Care
Facility Revenue (Virginia
Baptist Homes)	5.40	12/1/33	500,000	341,570
Prince William County Industrial
Development Authority,
Educational Facilities Revenue
(The Catholic Diocese of Arlington)	5.50	10/1/33	1,000,000	1,023,140

The Fund	29

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/15/17	2,900,000		3,297,938
Roanoke Industrial Development
Authority, HR (Carilion Health
System) (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/21	2,500,000		2,603,750
Tobacco Settlement Financing
Corporation of Virginia, Tobacco
Settlement Asset-Backed
Bonds (Prerefunded)	5.63	6/1/15	1,000,000	[a]	1,203,950
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/36	785,000		716,132
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project) (Prerefunded)	5.00	6/1/16	215,000	[a]	258,641
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.38	1/1/36	1,500,000		1,649,535
Virginia Housing Development
Authority, Rental
Housing Revenue	5.50	6/1/30	1,000,000		1,085,910
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.75	7/1/38	2,000,000		2,333,780
Washington—3.0%
FYI Properties,
LR (State of Washington
Department of Information
Services Project)	5.50	6/1/34	1,000,000		1,088,190
Port of Seattle,
Intermediate Lien Revenue	5.00	6/1/30	2,250,000		2,422,508
Washington,
GO (Various Purpose)	5.00	2/1/28	3,155,000		3,609,352

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
Washington Economic Development
Finance Authority, EDR
(Benaroya Research Institute
at Virginia Mason Project)	4.00	6/1/24	2,645,000	2,592,735
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,500,000	3,864,770
Washington Health Care Facilities
Authority, Revenue (MultiCare
Health System) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/15/24	1,000,000	1,134,910
Washington Health Care Facilities
Authority, Revenue (Seattle
Children’s Hospital)	5.00	10/1/40	2,500,000 [d]	2,608,575
Wisconsin—.6%
Milwaukee Housing Authority,
MFHR (Veterans Housing
Projects) (Collateralized; FNMA)	5.10	7/1/22	1,000,000	1,072,960
Wisconsin,
General Fund Annual
Appropriation Bonds	5.75	5/1/33	2,000,000	2,278,440
U.S. Related—5.1%
Government of Guam,
GO	6.75	11/15/29	500,000	551,075
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	2,000,000	2,031,620
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	1,000,000	1,085,490
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/29	1,315,000	1,486,134
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/26	2,360,000	2,502,662
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	3,250,000	3,444,740

The Fund	31

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	2,000,000		2,096,940
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC) (Prerefunded)	5.00	7/1/15	1,000,000	[a]	1,191,130
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/26	1,000,000		1,111,110
Puerto Rico Public Finance
Corporation, Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.00	8/1/26	1,500,000		1,999,395
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000		1,056,300
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	1,000,000		1,107,070
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,860,000		8,632,952
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	1,000,000		1,137,650
Total Long-Term Municipal Investments
(cost $530,427,917)					565,037,338

Short-Term Municipal
Investments—.7%
California—.4%
California,
GO Notes (Kindergarten-University)
(LOC: California State Teachers
Retirement System and
Citibank NA)	0.24	9/1/10	2,200,000	[e]	2,200,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida—.1%
Florida Municipal Power Agency,
Revenue, Refunding
(All-Requirements Power Supply
Project) (LOC; Bank of America)	0.26	9/1/10	600,000	[e]	600,000
New York—.2%
New York City,
GO Notes (LOC; Bank of America)	0.25	9/1/10	1,100,000	[e]	1,100,000
Total Short-Term Municipal Investments
(cost $3,900,000)					3,900,000

Total Investments (cost $534,327,917)			98.5%		568,937,338
Cash and Receivables (Net)			1.5%		8,616,728
Net Assets			100.0%		577,554,066

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, this security had a market value of $1,597,712 or 0.3% of net assets.
d Purchased on a delayed delivery basis.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	33

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	30.5
AA		Aa		AA	22.6
A		A		A	27.8
BBB		Baa		BBB	8.7
BB		Ba		BB	2.5
B		B		B	.1
F1		MIG1/P1		SP1/A1	.7
Not Rated[f]		Not Rated[f]		Not Rated[f]	7.1
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	35

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	534,327,917	568,937,338
Cash		4,701,174
Interest receivable		6,717,775
Receivable for shares of Common Stock subscribed		898,883
Prepaid expenses		32,694
		581,287,864
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		313,314
Payable for investment securities purchased		2,579,825
Payable for shares of Common Stock redeemed		694,776
Accrued expenses		145,883
		3,733,798
Net Assets ($)		577,554,066
Composition of Net Assets ($):
Paid-in capital		553,561,823
Accumulated net realized gain (loss) on investments		(10,617,178)
Accumulated net unrealized appreciation
(depreciation) on investments		34,609,421
Net Assets ($)		577,554,066

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	295,188,741	1,910,014	25,610,183	8,146,103	246,699,025
Shares Outstanding	21,376,921	138,308	1,854,674	589,731	17,857,182
Net Asset Value
Per Share ($)	13.81	13.81	13.81	13.81	13.82

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Interest Income	24,172,162
Expenses:
Management fee—Note 3(a)	2,858,028
Shareholder servicing costs—Note 3(c)	867,630
Distribution fees—Note 3(b)	162,334
Registration fees	84,417
Custodian fees—Note 3(c)	57,111
Professional fees	49,473
Directors’ fees and expenses—Note 3(d)	39,498
Prospectus and shareholders’ reports	34,583
Loan commitment fees—Note 2	13,224
Interest and expense related to
floating rate notes issued—Note 4	5,502
Interest expense—Note 2	50
Miscellaneous	51,730
Total Expenses	4,223,580
Less—reduction in management fee due to undertaking—Note 3(a)	(1,254,970)
Less—reduction in fees due to earnings credits—Note 1(b)	(542)
Net Expenses	2,968,068
Investment Income—Net	21,204,094
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,697,897)
Net unrealized appreciation (depreciation) on investments	29,344,403
Net Realized and Unrealized Gain (Loss) on Investments	25,646,506
Net Increase in Net Assets Resulting from Operations	46,850,600

See notes to financial statements.

The Fund	37

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment income—net	21,204,094	15,541,452
Net realized gain (loss) on investments	(3,697,897)	(4,747,081)
Net unrealized appreciation
(depreciation) on investments	29,344,403	964,927
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,850,600	11,759,298
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(9,222,536)	(3,786,367)
Class B Shares	(64,874)	(70,163)
Class C Shares	(738,207)	(399,062)
Class I Shares	(156,594)	(1,467)
Class Z Shares	(10,931,039)	(11,244,522)
Total Dividends	(21,113,250)	(15,501,581)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	39,933,970	35,712,831
Class B Shares	222,923	257,616
Class C Shares	5,840,810	6,350,246
Class I Shares	8,267,667	81,549
Class Z Shares	14,001,933	7,979,621
Net assets received in connection
with reorganization—Note 1	193,276,588	—
Dividends reinvested:
Class A Shares	6,576,697	2,508,776
Class B Shares	46,460	39,406
Class C Shares	455,401	164,773
Class I Shares	90,114	1,084
Class Z Shares	7,866,412	7,937,340
Cost of shares redeemed:
Class A Shares	(40,825,734)	(24,108,937)
Class B Shares	(1,283,255)	(1,218,272)
Class C Shares	(4,558,849)	(1,745,043)
Class I Shares	(533,223)	—
Class Z Shares	(20,147,338)	(32,054,365)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	209,230,576	1,906,625
Total Increase (Decrease) in Net Assets	234,967,926	(1,835,658)
Net Assets ($):
Beginning of Period	342,586,140	344,421,798
End of Period	577,554,066	342,586,140

	Year Ended August 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	2,978,959	2,856,437
Shares issued in connection with
reorganization—Note 1	13,664,217	—
Shares issued for dividends reinvested	488,656	199,384
Shares redeemed	(3,042,506)	(1,923,823)
Net Increase (Decrease) in Shares Outstanding	14,089,326	1,131,998
Class Bb
Shares sold	16,555	20,618
Shares issued in connection with
reorganization—Note 1	106,472	—
Shares issued for dividends reinvested	3,454	3,139
Shares redeemed	(95,957)	(96,170)
Net Increase (Decrease) in Shares Outstanding	30,524	(72,413)
Class C
Shares sold	434,451	503,395
Shares issued in connection with
reorganization—Note 1	715,420	—
Shares issued for dividends reinvested	33,860	13,050
Shares redeemed	(338,266)	(139,574)
Net Increase (Decrease) in Shares Outstanding	845,465	376,871
Class I
Shares sold	616,152	6,443
Shares issued for dividends reinvested	6,665	85
Shares redeemed	(39,614)	—
Net Increase (Decrease) in Shares Outstanding	583,203	6,528
Class Z
Shares sold	1,043,410	632,269
Shares issued for dividends reinvested	585,482	631,371
Shares redeemed	(1,501,806)	(2,593,735)
Net Increase (Decrease) in Shares Outstanding	127,086	(1,330,095)

a The fund commenced offering Class I shares on December 15, 2008.
b During the period ended August 31, 2010, 41,963 Class B shares representing $562,218 were automatically converted to 41,968 Class A shares and during the period ended August 31, 2009, 18,768 Class B shares representing $237,450 were automatically converted to 18,783 Class A shares.

See notes to financial statements.

The Fund	39

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	13.23	13.50	13.81	13.97
Investment Operations:
Investment income—net[a]	.58	.59	.58	.55	.55
Net realized and unrealized
gain (loss) on investments	.71	(.13)	(.27)	(.30)	(.16)
Total from Investment Operations	1.29	.46	.31	.25	.39
Distributions:
Dividends from investment income—net	(.58)	(.59)	(.58)	(.56)	(.55)
Net asset value, end of period	13.81	13.10	13.23	13.50	13.81
Total Return (%)[b]	10.10	3.78	2.35	1.79	2.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.99	.98	.99	1.01
Ratio of net expenses
to average net assets	.70	.70	.70	.69	.69
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[c]	—	—	—	—
Ratio of net investment income
to average net assets	4.37	4.70	4.33	4.05	4.03
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	295,189	95,477	81,428	74,676	3,970

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.

See notes to financial statements.

		Year Ended August 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.11	13.23	13.51	13.81	13.98
Investment Operations:
Investment income—net[a]	.50	.52	.51	.49	.48
Net realized and unrealized
gain (loss) on investments	.72	(.11)	(.27)	(.30)	(.16)
Total from Investment Operations	1.22	.41	.24	.19	.32
Distributions:
Dividends from investment income—net	(.52)	(.53)	(.52)	(.49)	(.49)
Net asset value, end of period	13.81	13.11	13.23	13.51	13.81
Total Return (%)[b]	9.48	3.35	1.77	1.36	2.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	1.61	1.54	1.57	1.56
Ratio of net expenses
to average net assets	1.20	1.20	1.20	1.19	1.19
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[c]	—	—	—	—
Ratio of net investment income
to average net assets	3.89	4.22	3.84	3.57	3.55
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	1,910	1,413	2,385	3,260	600

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.

See notes to financial statements.

The Fund	41

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	13.23	13.50	13.81	13.98
Investment Operations:
Investment income—net[a]	.48	.50	.48	.44	.46
Net realized and unrealized
gain (loss) on investments	.71	(.13)	(.27)	(.30)	(.18)
Total from Investment Operations	1.19	.37	.21	.14	.28
Distributions:
Dividends from investment income—net	(.48)	(.50)	(.48)	(.45)	(.45)
Net asset value, end of period	13.81	13.10	13.23	13.50	13.81
Total Return (%)[b]	9.27	3.00	1.59	1.02	2.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.74	1.73	1.74	1.76
Ratio of net expenses
to average net assets	1.45	1.45	1.45	1.44	1.44
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[c]	—	—	—	—
Ratio of net investment income
to average net assets	3.62	3.93	3.58	3.32	3.29
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	25,610	13,220	8,364	7,549	611

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.

See notes to financial statements.

	Year Ended August 31,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.10	11.65
Investment Operations:
Investment income—net[b]	.61	.45
Net realized and unrealized gain (loss) on investments	.72	1.45
Total from Investment Operations	1.33	1.90
Distributions:
Dividends from investment income—net	(.62)	(.45)
Net asset value, end of period	13.81	13.10
Total Return (%)	10.35	16.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.96[d]
Ratio of net expenses to average net assets	.46	.45[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	.00[e]	—
Ratio of net investment income to average net assets	4.56	4.91[d]
Portfolio Turnover Rate	20.53	31.77
Net Assets, end of period ($ x 1,000)	8,146	86

a	From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund	43

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.11	13.23	13.51	13.81	13.98
Investment Operations:
Investment income—net[a]	.62	.62	.62	.59	.59
Net realized and unrealized
gain (loss) on investments	.70	(.12)	(.28)	(.30)	(.17)
Total from Investment Operations	1.32	.50	.34	.29	.42
Distributions:
Dividends from investment income—net	(.61)	(.62)	(.62)	(.59)	(.59)
Net asset value, end of period	13.82	13.11	13.23	13.51	13.81
Total Return (%)	10.34	4.12	2.53	2.11	3.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	.77	.76	.76	.77
Ratio of net expenses
to average net assets	.48	.45	.45	.44	.44
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[b]	—	—	—	—
Ratio of net investment income
to average net assets	4.60	4.97	4.58	4.31	4.30
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	246,699	232,390	252,246	268,420	192,404

a	Based on average shares outstanding at each month end.
b	Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers four series, including the fund. The fund’s investment objective seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 19, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, DreyfusVirginia Fund (“Virginia Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of Virginia Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Virginia Fund at the time of the exchange.The exchange ratio for each class of shares was 1.24 to 1.The net asset value of the fund’s shares on the close of business January 19, 2010, after the reorganization was $13.35 for Class A, $13.35 for Class B and $13.35 for Class C shares, and a total of 4,111,394 Class A shares, 42,128 Class B shares and 213,068 Class C shares were issued to shareholders of Virginia Fund in the exchange. The exchange was a tax-free event to Virginia Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however the cost basis of investments received from Virginia Fund was carried forward to align ongoing

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As of the close of business on January 26, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund (“North Carolina Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of North Carolina Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in North Carolina Fund at the time of the exchange.The exchange ratio for each class of shares was 1.02 to 1.The net asset value of the fund’s shares on the close of business January 26, 2010, after the reorganization was $13.35 for Class A, $13.35 for Class B and $13.35 for Class C shares, and a total of 4,158,878 Class A shares, 45,554 Class B shares and 266,510 Class C shares were issued to shareholders of North Carolina Fund in the exchange.The exchange was a tax-free event to North Carolina Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however the cost basis of investments received from North Carolina Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As of the close of business on January 28, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund (“Michigan Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of Michigan Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Michigan Fund at the time of the exchange. The exchange ratio for each class of shares was 1.09 to 1.The net asset value of the fund’s shares on the close of business January 28, 2010, after the reorganization was $13.33 for Class A, $13.33 for Class B and $13.33 for Class C shares, and a total of 5,393,945 Class A shares, 18,790 Class B shares and 235,842 Class C shares were issued to shareholders of Michigan Fund in the exchange. The exchange was a tax-free event to Michigan Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however the cost basis of investments received from Michigan Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation on investments immediately before the acquisitions as of the merger dates for the acquired funds and as of January 19, 2010 for the fund, were as follows:

	Unrealized
	Appreciation ($)	Net Assets ($)
Virginia Fund—Target Fund	2,489,966	58,293,983
North Carolina Fund—Target Fund	2,446,568	59,687,068
Michigan Fund—Target Fund	4,164,842	75,295,537
Dreyfus AMT-Free Municipal Bond
Fund-Acquiring Fund	3,960,241	359,223,594
Total	13,061,617	552,500,182

Assuming the acquisitions of Virginia Fund, North Carolina Fund and Michigan Fund had been completed on September 1, 2009, respectively, the acquiring fund’s pro forma results in the Statement of Operations during the period ended August 31, 2010 would have been as follows:

Net investment income	$24,648,627[1]
Net realized and unrealized gain
(loss) on investments	$28,834,762[2]
Net increase (decrease) in net assets
resulting from operations	$53,483,389

1	$21,204,094 as reported in the Statement of Operations, plus $951,475 Virginia Fund,
$1,038,720 North Carolina Fund and $1,454,338 Michigan Fund pre-merger.
2	$25,646,506 as reported in the Statement of Operations plus $756,846 Virginia Fund,
$989,007 North Carolina Fund and $1,442,403 Michigan Fund pre-merger.

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Virginia Fund, North Carolina Fund and Michigan Fund that have been included in the fund’s Statement of Operations since August 31, 2010.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	568,937,338	—	568,937,338

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $371,643, accumulated capital losses $8,328,607 and unrealized appreciation $34,719,958. In addition, the fund had $2,399,108 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $150,775 of the carryover expires in fiscal 2012, $7,447 expires in fiscal 2013, $820,185 expires in fiscal 2016, $2,063,006 expires in fiscal 2017 and $5,287,194 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were as follows: tax exempt income $21,035,414 and $15,499,878 and ordinary income $77,836 and $1,703, respectively.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, a capital loss carryover expiration and capital loss carryovers from fund mergers, the fund decreased accumulated undistributed investment income-net by $90,844, decreased accumulated net realized gain (loss) on investments by $680,978 and increased paid-in capital by $771,822. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 was approximately $3,600, with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has

The Fund	53

NOTES TO FINANCIAL STATEMENTS (continued)

contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses (exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) do not exceed an annual rate of .45% of the value of the fund’s average daily net assets. The Manager may terminate this agreement upon at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2011.The reduction in management fee, pursuant to the agreement, amounted to $1,254,970 during the period ended August 31, 2010.

During the period ended August 31, 2010, the Distributor retained $16,260 from commissions earned on sales of the fund’s Class A shares, and $5,005 and $7,734 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2010, Class B and Class C shares were charged $8,369 and $153,965, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A,

Class B and Class C shares were charged $529,590, $4,185 and $51,321 respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class Z (“Class Z Shareholder Services Plan”), Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2010, Class Z shares were charged $105,659 pursuant to the Class Z Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $110,089 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $8,774 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $542.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $57,111 pursuant to the custody agreement.

The Fund	55

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $290,256, Rule 12b-1 distribution plan fees $16,923, shareholder services plan fees $67,552, custodian fees $15,274, chief compliance officer fees $673 and transfer agency per account fees $30,620, which are offset against an expense reimbursement currently in effect in the amount of $107,984.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $114,402,045 and $97,139,579, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010. These disclosures did not impact the notes to the financial statements.

Inverse Floater Securities: The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the fund.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as a fund liability under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.At August 31, 2010, there were no floating rate notes outstanding.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2010, was approximately $850,000, with a related weighted average annualized interest rate of .65%.

At August 31, 2010, the cost of investments for federal income tax purposes was $534,217,380; accordingly, accumulated net unrealized appreciation on investments was $34,719,958, consisting of $39,018,279 gross unrealized appreciation and $4,298,321 gross unrealized depreciation.

The Fund	57

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus AMT-Free Municipal Bond Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Bond Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $77,836 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed in early 2011.

The Fund	59

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	61

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund	63

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund	65

For More Information

Telephone Call your financial representative or 1-800-554-4611
Holders of Class Z call 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus BASIC
Municipal Money
Market Fund

ANNUAL REPORT August 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
Municipal Money
Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Money Market Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

We do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board (the “Fed”). Indeed, with inflationary pressures currently negligible, we do not expect the Fed to raise short-term interest rates anytime soon, and money market yields seem likely to stay near historical lows. We have identified higher return opportunities in the stock and bond markets, stemming from improved valuations, healthy corporate balance sheets, better-than-expected earnings and the global search for yield. As always, your financial advisor is best-suited to help you evaluate and adjust your current asset allocations and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Colleen Meehan, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus BASIC Municipal Money Market Fund produced a yield of 0.01%. Taking into account the effects of compounding, the fund produced an effective yield of 0.01%.1

Money market yields remained at historical lows as U.S. economic growth moderated, prompting the Federal Reserve Board (the “Fed”) to maintain an aggressively accommodative monetary policy. Robust demand for a limited supply of tax-exempt money market instruments also contributed to low yields.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Money Market Yields Hovered Near Historical Lows

Although unemployment remained stubbornly high and housing markets have yet to recover meaningfully, manufacturing activity continued

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to rebound early in the reporting period, helping to bolster confidence among consumers, businesses and investors. Still, the economic recovery throughout the reporting period proved to be milder than most previous recoveries. Indeed, the domestic economic growth rate, while still positive, moderated in the second quarter of 2010 compared to the first quarter of the year.

The U.S. and global economies were constrained by several new influences during the reporting period, including turmoil in European sovereign debt markets and inflationary pressures in China.These global developments added to ongoing economic concerns regarding lackluster consumer spending and high unemployment levels in the United States. In light of these challenges and recently slowing economic growth, the Fed retained the aggressively accommodative monetary policy it first established in December 2008.

In the municipal securities market, the supply of variable-rate demand notes and tender option bonds remained relatively low, due mainly to tighter lending restrictions and credit-rating downgrades. Instead, issuers continued to turn to longer-term bonds, including securities through the federally subsidized Build America Bonds program, which diverted a substantial amount of new municipal issuance to the taxable bond market. Meanwhile, demand for tax-exempt money market instruments remained robust from investors concerned about potential tax increases, putting additional downward pressure on already low tax-exempt money market yields.

Finally, most states and municipalities continued to face fiscal challenges stemming from reduced tax receipts and greater demand for services, limiting the supply of instruments meeting our investment criteria.

In-House Research Supported Credit Quality

The in-depth, independent research conducted by our credit analysts into the issuers we consider led us to retain our focus on direct, high-quality municipal obligations during the reporting period.As we have for some time, we favored instruments backed by pledged tax appropriations or revenues from facilities providing essential services. We generally shied

4

away from instruments issued by entities that depend heavily on state aid. We also avoided instruments that our credit analysts believe may be subject to credit-rating downgrades, including some that came to market with elevated yields to compensate investors for higher risks.

We set the fund’s weighted average maturities in a range that was roughly in line with industry averages. In addition, we prepared the fund for new government regulations that took effect during the reporting period, including a reduction in the fund’s maximum weighted average maturity from 90 days to 60 days.

Safety and Liquidity Remain Paramount

The Fed repeatedly has indicated that it is likely to keep short-term interest rates near historical lows for an extended period.Therefore, we believe the prudent course continues to be an emphasis on preservation of capital and liquidity.

However, we expect the supply of newly issued tax-exempt money market instruments to trend higher in the months ahead, which could support higher yields.We also are mindful that, when the Fed eventually begins to raise the federal funds rate, a relatively defensive maturity-management strategy may enable the fund to capture higher yields more quickly as they become available.

September 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days’
notice and which Dreyfus has committed will remain in place until at least January 1, 2011.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases,
7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 2.07
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 2.09
Ending value (after expenses)	$1,023.14

† Expenses are equal to the fund’s annualized expense ratio of .41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2010

Short-Term	Coupon	Maturity	Principal
Investments—99.8%	Rate (%)	Date	Amount ($)		Value ($)
Colorado—1.4%
Solaris Metropolitan District
Number 1, Property Tax Revenue
(LOC; Key Bank)	0.45	9/7/10	2,610,000	[a]	2,610,000
Connecticut—1.1%
Plainville,
GO Notes, BAN	1.50	10/28/10	2,000,000		2,002,453
Florida—7.8%
Capital Trust Agency,
MFHR (Brittany Bay Apartments
—Waterman’s Crossing) (Liquidity
Facility; FHLMC and LOC; FHLMC)	0.33	9/7/10	2,790,000	[a,b]	2,790,000
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	2.00	4/21/11	5,000,000		5,022,589
Citizens Property Insurance
Corporation, High-Risk
Account Senior Secured
Revenue, Refunding	5.00	3/1/11	1,000,000		1,016,561
Jacksonville,
Educational Facilities Revenue
(Edward Waters College
Project) (LOC; Wachovia Bank)	0.39	9/7/10	1,240,000	[a]	1,240,000
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)
(LOC; Branch Banking
and Trust Co.)	0.30	9/7/10	4,500,000	[a]	4,500,000
Georgia—4.6%
Clayton County Development
Authority, Revenue (DACC Public
Purpose Corporation II Project)
(LOC; Dexia Credit Locale)	0.43	9/7/10	4,570,000	[a]	4,570,000
Cobb County,
GO Notes, TAN	1.50	12/30/10	4,000,000		4,015,851
Illinois—.5%
Illinois Development Finance
Authority, Revenue (Park Ridge
Youth Campus Project)
(LOC; ABN-AMRO)	0.50	9/7/10	1,000,000	[a]	1,000,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—4.2%
Indiana Educational Facilities
Authority, Revenue
(Martin University
Project) (LOC; Key Bank)	0.38	9/7/10	2,455,000	[a]	2,455,000
Indianapolis Local Public
Improvement Bond Bank,
Revenue (Insured; Assured
Guaranty Municipal Corp.
and Liquidity Facility;
Dexia Credit Locale)	0.32	9/1/10	5,400,000	[a]	5,400,000
Iowa—5.2%
Guttenberg,
HR, BAN (Guttenberg Municipal
Hospital Project)	1.50	12/1/10	2,600,000		2,603,215
Iowa Finance Authority,
SWDR (MidAmerican
Energy Project)	0.44	9/7/10	5,000,000	[a]	5,000,000
Iowa Higher Education
Loan Authority,
Revenue, BAN (William
Penn University Project)	1.50	12/1/10	2,000,000		2,002,473
Kansas—.8%
Shawnee,
IDR (Thrall Enterprises Inc.
Project) (LOC; ABN-AMRO)	0.50	9/7/10	1,500,000	[a]	1,500,000
Louisiana—4.2%
Ascension Parish,
Revenue (BASF
Corporation Project)	0.44	9/7/10	2,800,000	[a]	2,800,000
Louisiana Public Facilities
Authority, Revenue (Tiger
Athletic Foundation Project)
(LOC; FHLB)	0.28	9/7/10	5,000,000	[a]	5,000,000
Maryland—2.6%
Maryland Economic Development
Corporation, Revenue
(Chesapeake Advertising
Facility) (LOC; M&T Bank)	0.55	9/7/10	1,545,000	[a]	1,545,000
Montgomery County,
EDR (Riderwood Village, Inc.
Project) (LOC; M&T Bank)	0.28	9/7/10	3,260,000	[a]	3,260,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—1.6%
Massachusetts,
GO Notes, RAN	2.00	5/26/11	3,000,000		3,037,204
Michigan—6.5%
Michigan,
GO Notes	2.00	9/30/10	5,000,000		5,005,815
Michigan Hospital Finance
Authority, Revenue, CP
(Trinity Health System)	0.40	10/5/10	4,705,000		4,705,000
Oakland County Economic
Development Corporation, LOR
(Michigan Seamless Tube LLC
Project) (LOC; ABN-AMRO)	0.45	9/7/10	2,430,000	[a]	2,430,000
Minnesota—1.7%
Waite Park,
IDR (McDowall Company Project)
(LOC; U.S. Bank NA)	0.48	9/7/10	3,240,000	[a]	3,240,000
New Hampshire—2.7%
New Hampshire Health and Education
Facilities Authority, Revenue
(University System of New
Hampshire Issue) (Liquidity
Facility; JPMorgan Chase Bank)	0.25	9/1/10	5,000,000	[a]	5,000,000
New Jersey—1.2%
East Brunswick Township,
GO Notes, BAN	2.50	4/27/11	2,190,000		2,217,403
New York—4.3%
Metropolitan Transportation
Authority, RAN	2.00	12/31/10	4,000,000		4,021,314
Metropolitan Transportation
Authority, Transportation
Revenue, Refunding (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.32	9/7/10	4,000,000	[a]	4,000,000
North Carolina—5.5%
North Carolina Capital Facilities
Finance Agency, Educational
Facilities Revenue (High Point
University Project) (LOC;
Branch Banking and Trust Co.)	0.30	9/7/10	4,000,000	[a]	4,000,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina (continued)
North Carolina Medical Care
Commission, Health Care
Facility Revenue (Merlots
Program) (Providence Place
Retirement Community Nursing
Home Project) (Liquidity
Facility; Wachovia Bank
and LOC; GNMA)	0.29	9/7/10	6,200,000	[a,b]	6,200,000
Ohio—2.0%
Akron,
Street Improvement Special
Assessment Notes	3.50	10/1/10	1,000,000		1,000,600
Clark County,
Solid Waste Facilities Revenue
(Eastwood Dairy LLC Project)
(LOC; Wachovia Bank)	0.51	9/7/10	2,750,000	[a]	2,750,000
Oklahoma—4.0%
Optima Municipal Authority,
Industrial Revenue (Seaboard
Project) (LOC; Bank of the West)	0.34	9/7/10	7,500,000	[a]	7,500,000
Pennsylvania—4.9%
Emmaus General Authority,
Local Government Revenue
(Bond Pool Program)
(LOC; U.S. Bank NA)	0.28	9/7/10	1,600,000	[a]	1,600,000
Emmaus General Authority,
Local Government Revenue (Bond
Pool Program) (LOC; U.S. Bank NA)	0.28	9/7/10	1,200,000	[a]	1,200,000
Lancaster County Hospital
Authority, Health Center
Revenue (LUTHERCARE
Project) (LOC; M&T Bank)	0.30	9/7/10	1,257,000	[a]	1,257,000
Pennsylvania Economic
Development Financing
Authority, Revenue (Evergreen
Community Power Facility)
(LOC; M&T Bank)	0.45	9/7/10	5,000,000	[a]	5,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina—5.4%
South Carolina Association of
Governmental Organizations,
COP (Evidencing Undivided
Proportionate Interests in Tax
Anticipation Notes (General
Obligations) of Certain South
Carolina School Districts)	2.00	4/15/11	5,000,000		5,050,106
South Carolina Jobs-Economic
Development Authority, HR
(Conway Hospital, Inc.)
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; Branch Banking
and Trust Co.)	0.33	9/7/10	4,950,000	[a]	4,950,000
Tennessee—11.3%
Industrial Development Board of
Blount County and the Cities
of Alcoa and Maryville, Local
Government Public Improvement
Revenue (Maryville Civic Arts
Center Project) (LOC; Branch
Banking and Trust Co.)	0.30	9/7/10	5,900,000	[a]	5,900,000
Knox County Health, Educational
and Housing Facility Board,
Hospital Facilities Revenue
(Catholic Healthcare Partners)
(LOC; Landesbank
Baden-Wurttemberg)	0.32	9/7/10	4,300,000	[a]	4,300,000
Sevier County Public Building
Authority, Public Project
Construction Notes (Tennessee
Association of Utility Districts
Interim Loan Program)	1.25	3/1/11	2,000,000		2,005,454
Tennergy Corporation,
Gas Revenue (Putters Program)
(Liquidity Facility; JPMorgan
Chase Bank)	0.32	9/7/10	2,785,000	[a,b]	2,785,000

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee (continued)
Tennergy Corporation,
Gas Revenue (Putters Program)
(LOC; BNP Paribas)	0.32	9/7/10	5,930,000	[a,b]	5,930,000
Texas—4.3%
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Liquidity Facility;
JPMorgan Chase Bank and
LOC; Permanent School Fund
Guarantee Program)	0.35	12/7/10	3,750,000		3,750,000
Greenville Industrial Development
Corporation, IDR (Woodgrain
Project) (LOC; General
Electric Capital Corp.)	0.38	9/7/10	3,225,000	[a]	3,225,000
Harris County Health Facilities
Development Corporation,
Revenue (Saint Luke’s
Episcopal Hospital) (Liquidity
Facility: Bank of America,
JPMorgan Chase Bank and
Northern Trust Co .)	0.25	9/1/10	1,100,000	[a]	1,100,000
Vermont—1.7%
Vermont Economic Development
Authority, Revenue, CP
(Economic Development Capital
Program) (LOC; Credit Agricole)	0.47	10/12/10	3,200,000		3,200,000
Virginia—1.4%
Hanover County Industrial
Development Authority, IDR
(Virginia Iron and Metal
Company Inc., Project) (LOC;
Branch Banking and Trust Co.)	0.38	9/7/10	2,555,000	[a]	2,555,000
Washington—1.3%
Port of Chehalis Industrial
Development Corporation,
Industrial Revenue (JLT
Holding, LLC Project)
(LOC; Wells Fargo Bank)	0.46	9/7/10	2,480,000	[a]	2,480,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wisconsin—7.6%
Manitowoc County,
Note Anticipation Notes	1.75	10/1/10	3,000,000		3,002,575
Waupaca,
IDR (Gusmer Enterprises, Inc.
Project) (LOC; Wachovia Bank)	0.51	9/7/10	3,015,000	[a]	3,015,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Mequon Jewish Campus, Inc.
Project) (LOC; Bank One)	0.35	9/7/10	3,015,000	[a]	3,015,000
Wisconsin Health and Educational
Facilities Authority, Revenue,
Refunding (Lawrence University
of Wisconsin) (LOC; JPMorgan
Chase Bank)	0.30	9/7/10	4,035,000	[a]	4,035,000
Wisconsin Rural Water Construction
Loan Program Commission,
Revenue, BAN	1.50	11/15/10	1,000,000		1,001,527

Total Investments (cost $185,797,140)			99.8%		185,797,140
Cash and Receivables (Net)			.2%		397,162
Net Assets			100.0%		186,194,302

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities amounted to $17,705,000 or 9.5% of net assets.

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	85.9
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	4.6
Not Rated[d]		Not Rated[d]		Not Rated[d]	9.5
					100.0

† Based on total investments.
c Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	15

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	185,797,140	185,797,140
Cash		215,201
Interest receivable		390,500
Prepaid expenses		31,420
		186,434,261
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		55,014
Payable for shares of Common Stock redeemed		112,471
Accrued expenses		72,474
		239,959
Net Assets ($)		186,194,302
Composition of Net Assets ($):
Paid-in capital		186,194,302
Net Assets ($)		186,194,302
Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		186,194,302
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Interest Income	1,062,379
Expenses:
Management fee—Note 2(a)	1,260,625
Shareholder servicing costs—Note 2(b)	130,152
Professional fees	56,642
Custodian fees—Note 2(b)	31,405
Registration fees	19,656
Directors’ fees and expenses—Note 2(c)	19,051
Prospectus and shareholders’ reports	9,568
Treasury insurance expense—Note 1(e)	6,752
Miscellaneous	25,837
Total Expenses	1,559,688
Less—reduction in management fee due to undertaking—Note 2(a)	(424,989)
Less—reduction in expenses due to undertaking—Note 2(a)	(115,080)
Less—reduction in fees due to earnings credits—Note 1(b)	(136)
Net Expenses	1,019,483
Investment Income—Net, representing net
increase in net assets resulting from operations	42,896

See notes to financial statements.

The Fund	17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009
Operations ($):
Investment Income-Net, representing net
increase in net assets resulting from operations	42,896	3,769,513
Dividends to Shareholders from ($):
Investment income—net	(42,896)	(3,769,513)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	49,576,436	101,299,363
Dividends reinvested	41,539	3,626,278
Cost of shares redeemed	(161,487,259)	(167,512,764)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(111,869,284)	(62,587,123)
Total Increase (Decrease) in Net Assets	(111,869,284)	(62,587,123)
Net Assets ($):
Beginning of Period	298,063,586	360,650,709
End of Period	186,194,302	298,063,586

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.011	.025	.033	.028
Distributions:
Dividends from investment income—net	(.000)[a]	(.011)	(.025)	(.033)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	1.12	2.50	3.32	2.82
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62	.65	.60	.60	.61
Ratio of net expenses
to average net assets	.40	.44	.43	.45	.44
Ratio of net investment income
to average net assets	.02	1.15	2.46	3.27	2.76
Net Assets, end of period ($ x 1,000)	186,194	298,064	360,651	339,372	363,231

a Amount represents less than $.001 per share.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.

20

Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	185,797,140
Level 3—Significant Unobservable Inputs	—
Total	185,797,140

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

22

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009, were as follows: tax exempt income $42,896 and $3,769,513, respectively.

At August 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program:The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .010%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).

24

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed to waive receipt of its fees and/or assume the expenses of the fund so that the annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets.The Manager may terminate this undertaking agreement upon and at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2011.The reduction in management fee, pursuant to the undertaking, amounted to $424,989 during the period ended August 31, 2010.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expense pursuant to the undertaking, amounted to $115,080 during the period ended August 31, 2010.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2010, the fund was charged $97,229 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing per-

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

sonnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $22,238 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $2,412 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $136.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $31,405 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $80,679, shareholder services plan fees $947, custodian fees $2,132, chief compliance officer fees $673 and transfer agency per account fees $4,812, which are offset against an expense reimbursement currently in effect in the amount of $34,229.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common officers, complies with Rule 17a-7 of the Act. During the period ended August 31, 2010, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $149,095,000 and $93,485,000, respectively.

The Fund	27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus BASIC Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s exempt-interest dividends paid for the 2010 calendar year on Form 1099-INT, which will be mailed in early 2011.

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited)

30

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

The Fund	33

OFFICERS OF THE FUND (Unaudited) (continued)

34

The Fund	35

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

ANNUAL REPORT August 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Fund, covering the reporting period from September 1, 2009 through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

We do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board (the “Fed”). Indeed, with inflationary pressures currently negligible, we do not expect the Fed to raise short-term interest rates anytime soon, and money market yields seem likely to stay near historical lows. We have identified higher return opportunities in the stock and bond markets, stemming from improved valuations, healthy corporate balance sheets, better-than-expected earnings and the global search for yield. As always, your financial advisor is best-suited to help you evaluate and adjust your current asset allocations and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus BASIC New Jersey Municipal Money Market Fund produced a yield of 0.17%. Taking into account the effects of compounding, the fund produced an effective yield of 0.17%.1

Money market yields remained at historical lows as U.S. economic growth moderated, prompting the Federal Reserve Board (the “Fed”) to maintain an aggressively accommodative monetary policy. Robust demand for a limited supply of tax-exempt money market instruments also contributed to low yields.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Money Market Yields Hovered Near Historical Lows

Although unemployment remained stubbornly high and housing markets have yet to recover meaningfully, manufacturing activity continued to rebound early in the reporting period, helping to bolster confidence

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

among consumers, businesses and investors. Still, the economic recovery throughout the reporting period proved to be milder than most previous recoveries. Indeed, the domestic economic growth rate, while still positive, moderated in the second quarter of 2010 compared to the first quarter of the year.

The U.S. and global economies were constrained by several new influences during the reporting period, including turmoil in European sovereign debt markets and inflationary pressures in China. These global developments added to ongoing economic concerns regarding lackluster consumer spending and high unemployment levels in the United States. In light of these challenges and recently slowing economic growth, the Fed retained the aggressively accommodative monetary policy it first established in December 2008.

In the municipal securities market, the supply of variable-rate demand notes and tender option bonds remained relatively low, due mainly to tighter lending restrictions and credit-rating downgrades. Instead, issuers continued to turn to longer-term bonds, including securities through the federally subsidized Build America Bonds program, which diverted a substantial amount of new municipal issuance to the taxable bond market. Meanwhile, demand for tax-exempt money market instruments remained robust from investors concerned about potential tax increases, putting additional downward pressure on already low tax-exempt money market yields.

Finally, most states and municipalities, including New Jersey, continued to face fiscal challenges stemming from reduced tax receipts and greater demand for services, limiting the supply of instruments meeting our investment criteria. New Jersey has remained under fiscal pressure, but the state appears to have closed a projected budget deficit of more than $10 billion, primarily through spending cuts.

In-House Research Supported Credit Quality

The in-depth, independent research conducted by our credit analysts into the issuers we consider led us to retain our focus on direct, high-quality municipal obligations during the reporting period.As we have for some time, we favored instruments backed by pledged tax appropriations or

4

revenues from facilities providing essential services. We generally shied away from instruments issued by entities that depend heavily on state aid. We also avoided instruments that our credit analysts believe may be subject to credit-rating downgrades, including some that came to market with elevated yields to compensate investors for higher risks.

We set the fund’s weighted average maturity in a range that was longer than industry averages to take advantage of recent opportunities among longer-term instruments. In addition, we prepared the fund for new government regulations that took effect during the reporting period, including a reduction in the fund’s maximum weighted average maturity from 90 days to 60 days.

Safety and Liquidity Remain Paramount

The Fed repeatedly has indicated that it is likely to keep short-term interest rates near historical lows for an extended period.Therefore, we believe the prudent course continues to be an emphasis on preservation of capital and liquidity. However, we expect the supply of newly issued tax-exempt money market instruments to trend higher in the months ahead, which could support higher yields.

September 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses.The
Dreyfus Corporation has agreed, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses do not exceed .45%. Dreyfus may terminate this agreement upon at least 90 days’ notice to investors, but has committed not to do so until at least
January 1, 2011. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 2.27
Ending value (after expenses)	$1,000.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

Expenses paid per $1,000†	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2010

Short-Term	Coupon	Maturity	Principal
Investments—100.7%	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—96.1%
Atlantic City Board of Education,
COP, Refunding (Lease
Purchase Agreement)	3.00	5/1/11	770,000	777,086
Atlantic City Board of Education,
GO Notes, Refunding	5.75	12/1/10	360,000	364,210
Atlantic County,
GO Notes	1.50	10/1/10	200,000	200,131
Bergen County Improvement
Authority, County-Guaranteed
Revenue (County
Administration Complex)	2.75	11/15/10	125,000	125,498
Bergen County Improvement
Authority, Governmental Loan
Revenue (Bergen County
Guaranteed)	2.00	2/15/11	100,000	100,450
Berkeley Township,
GO Notes	3.00	1/15/11	315,000	317,507
Berlin Borough,
GO Notes	5.25	9/15/10	200,000	200,343
Bloomfield Township,
GO Notes, BAN	1.50	1/20/11	416,616	417,813
Bloomfield Township Parking
Authority, Parking Project Note	1.50	2/2/11	500,000	500,828
Camden County Improvement
Authority, County Guaranteed LR	4.13	9/1/10	100,000	100,000
Camden County Improvement
Authority, County Guaranteed
LR, Refunding	5.00	9/1/10	205,000	205,000
East Brunswick Township Board of
Education, GO Notes	4.00	5/15/11	100,000	102,091
East Rutherford Borough,
GO Notes (General Improvement)	2.00	11/1/10	500,000	501,122
Elizabeth,
GO Notes, BAN	1.50	11/15/10	1,000,000	1,001,011
Essex County,
GO Notes, Refunding	3.00	11/15/10	200,000	200,916
Essex County,
GO Notes, Refunding	5.00	11/15/10	150,000	151,325
Evesham Township Board of
Education, GO Notes, Refunding	4.00	9/1/10	100,000	100,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Fair Haven Borough,
GO Notes	3.00	3/1/11	100,000	101,141
Fair Haven Borough School
District, Temporary Notes	2.00	9/28/10	1,000,000	1,000,438
Glassboro Borough,
GO Notes, BAN	1.75	8/11/11	722,856	727,433
Glen Rock Borough Board of
Education, GO Notes	4.25	9/1/10	100,000	100,000
Gloucester County,
GO Notes	2.00	1/15/11	100,000	100,465
Gloucester County,
GO Notes (County College)	2.00	10/15/10	195,000	195,264
Greenwich Township
Board of Education,
GO Notes, Refunding	3.00	1/15/11	245,000	246,669
Hackensack,
GO Notes, BAN	1.50	5/6/11	854,350	856,913
Hawthorne Borough,
GO Notes, BAN	2.00	10/8/10	560,000	560,399
Hudson County Improvement
Authority, County-Guaranteed
Pooled Notes (Local Unit
Loan Program)	1.75	9/3/10	2,400,000	2,400,110
Hudson County Improvement
Authority, County-Guaranteed
Pooled Notes (Local Unit
Loan Program)	1.75	9/22/10	2,000,000	2,000,969
Irvington Township,
GO Notes, Refunding, BAN	2.35	3/11/11	1,000,000	1,001,795
Jersey City,
GO Notes, Refunding	6.25	10/1/10	500,000	502,242
Keyport,
GO Notes, BAN	1.50	8/4/11	1,000,000	1,003,195
Lambertville,
GO Notes (General Improvement)	2.00	3/1/11	150,000	150,813
Lambertville,
GO Notes, BAN	1.50	5/4/11	307,000	308,224
Lenape Regional High School
District Board of Education,
GO Notes, Refunding	4.50	4/1/11	100,000	102,013

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Little Falls Township,
GO Notes, TAN	2.00	11/17/10	445,000		445,786
Manchester Township,
GO Notes	4.13	3/1/11	325,000		330,239
Marlboro Township,
GO Notes, Refunding	1.25	12/1/10	600,000		600,893
Mercer County Improvement
Authority, Revenue, Refunding
(County Courthouse Project)	3.00	11/1/10	500,000		501,949
Middlesex County Improvement
Authority, County-Guaranteed
Open Space Trust Fund
Revenue, Refunding	3.00	9/15/10	100,000		100,084
Milford Borough,
GO Notes, BAN	1.50	10/14/10	800,000		800,700
Monmouth County Improvement
Authority, Capital Equipment
Pooled Lease Revenue	4.00	10/1/10	100,000		100,265
New Brunswick Parking Authority,
City-Guaranteed Subordinated
Project Notes (Transit Village
Parking Project)	2.00	3/1/11	1,000,000		1,004,217
New Brunswick Parking Authority,
Guaranteed Parking
Revenue, Refunding	2.00	1/1/11	290,000		290,956
New Jersey,
GO Notes, Refunding	6.00	2/15/11	100,000		102,397
New Jersey,
GO Notes, Refunding	6.00	2/15/11	200,000		204,748
New Jersey Building Authority,
State Building Revenue, Refunding	5.25	12/15/10	245,000		248,108
New Jersey Economic Development
Authority, Economic Growth
Revenue (Greater Mercer County
Composite Issue) (LOC;
Wachovia Bank)	0.95	9/7/10	370,000	[a]	370,000
New Jersey Economic Development
Authority, EDR (AJV Holdings
LLC Project) (LOC; JPMorgan
Chase Bank)	0.80	9/7/10	375,000	[a]	375,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, EDR (Paddock
Realty, LLC Project) (LOC;
Wells Fargo Bank)	0.46	9/7/10	1,110,000	[a]	1,110,000
New Jersey Economic Development
Authority, EDR (The Center
School Project) (LOC;
Bank of America)	0.50	9/7/10	315,000	[a]	315,000
New Jersey Economic Development
Authority, EDR, Refunding (RDR
Investment Company LLC) (LOC;
JPMorgan Chase Bank)	0.46	9/7/10	1,210,000	[a]	1,210,000
New Jersey Economic Development
Authority, First Mortgage Revenue,
Refunding (Winchester Gardens at
Ward Homestead Project)
(LOC; Valley National Bank)	0.60	9/7/10	5,800,000	[a]	5,800,000
New Jersey Economic Development
Authority, IDR (CST Products,
LLC Project) (LOC; National
Bank of Canada)	0.44	9/7/10	2,400,000	[a]	2,400,000
New Jersey Economic Development
Authority, Market Transition
Facility Senior Lien
Revenue, Refunding	5.00	7/1/11	200,000		206,423
New Jersey Economic Development
Authority, Motor Vehicle
Surcharges Revenue	3.25	7/1/11	100,000		101,728
New Jersey Economic Development
Authority, Revenue (G&W
Laboratories, Inc. Project)
(LOC; Wachovia Bank)	0.46	9/7/10	2,775,000	[a]	2,775,000
New Jersey Economic Development
Authority, Revenue (Melrich
Road Development Company, LLC
Project) (LOC; Wachovia Bank)	0.46	9/7/10	1,600,000	[a]	1,600,000
New Jersey Economic Development
Authority, Revenue (MZR Real
Estate, L.P. Project) (LOC;
Wachovia Bank)	0.46	9/7/10	845,000	[a]	845,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Revenue (Princeton
Montessori Society Project)
(LOC; Banco Santander SA)	0.49	9/7/10	3,000,000	[a]	3,000,000
New Jersey Economic Development
Authority, Revenue (Richmond
Industries, Inc. and Richmond
Realty, LLC Projects) (LOC;
Commerce Bank NA)	0.42	9/7/10	490,000	[a]	490,000
New Jersey Economic Development
Authority, Revenue (The
Baptist Home Society of New
Jersey Project) (LOC; Valley
National Bank)	0.45	9/7/10	3,180,000	[a]	3,180,000
New Jersey Economic Development
Authority, Revenue (Visiting
Nurse Association Home Care, Inc.
Project) (LOC; Wells Fargo Bank)	0.54	9/7/10	655,000	[a]	655,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	4.00	9/1/10	350,000		350,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	4.00	12/15/10	150,000		151,325
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.25	3/1/11	300,000		306,806
New Jersey Educational Facilities
Authority, Higher Education
Facilities Trust Fund
Revenue, Refunding	5.00	9/1/10	150,000		150,000
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	5.25	9/1/10	100,000		100,000
New Jersey Educational Facilities
Authority, Revenue, Refunding
(The College of Saint Elizabeth
Issue) (LOC; RBS Citizens NA)	0.38	9/7/10	4,990,000	[a]	4,990,000

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Bonds	4.00	9/1/10	100,000		100,000
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Bonds	5.50	9/1/10	250,000		250,000
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Dexia
Credit Locale)	0.43	9/7/10	8,755,000	[a]	8,755,000
New Jersey Sports and Exposition
Authority, State Contract
Revenue, Refunding	3.00	9/1/10	700,000		700,000
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	6/15/11	210,000		216,966
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.32	9/7/10	3,500,000	[a]	3,500,000
New Jersey Turnpike Authority,
Turnpike Revenue, Refunding
(Insured; National Public
Finance Guarantee Corp.)	6.00	1/1/11	300,000		304,946
North Wildwood,
GO Notes (General Improvement)	2.50	11/1/10	650,000		651,941
Ocean County Utilities Authority,
Wastewater Revenue, Refunding	5.00	1/1/11	100,000		101,436
Passaic County,
GO Notes, Refunding (County
College and General Improvement)	1.75	9/1/10	365,000		365,000
Plainfield,
GO Notes, Refunding	3.00	9/15/10	635,000		635,477
Pohatcong Township,
GO Notes	3.00	5/1/11	350,000		354,845
Port Authority of New York and
New Jersey, Equipment Notes	0.44	9/7/10	1,745,000	[a]	1,745,000
Port Authority of New York and
New Jersey, Equipment Notes	0.44	9/7/10	1,615,000	[a]	1,615,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Rahway,
GO Notes	1.50	10/29/10	586,000	586,461
Red Bank Borough Board of
Education, GO Notes, Refunding	3.50	5/1/11	100,000	101,779
River Edge Borough,
GO Notes (General Improvement)	2.00	11/15/10	245,000	245,676
Shore Regional High School
District Board of Education,
GO Notes	2.00	9/15/10	499,000	499,247
Somerset County Improvement
Authority, County Guaranteed
Governmental Loan Revenue	1.25	10/1/10	130,000	130,064
South Plainfield Borough,
GO Notes, Refunding	3.00	2/1/11	330,000	332,932
Trenton,
GO Notes, Refunding	3.00	3/15/11	295,000	298,139
Upper Freehold Township,
GO Notes (General Improvement)	2.00	11/15/10	350,000	350,966
Wanaque Valley Regional Sewer
Authority, Temporary
Financing Notes	3.00	9/24/10	500,000	500,309
Warren Township Sewerage
Authority, Sewer System Revenue	3.00	12/1/10	100,000	100,556
Washington Township Board of
Education, GO Notes	4.75	1/1/11	185,000	187,553
Wayne Township,
GO Notes, Refunding	2.50	10/1/10	100,000	100,143
West Windsor Township,
GO Notes (General Improvement)	4.00	11/15/10	100,000	100,662
Wildwood Crest Borough,
GO Notes	3.63	9/1/10	125,000	125,000
Wildwood Crest Borough,
GO Notes	3.00	11/1/10	650,000	652,156
Woodbridge Township,
GO Notes (General Improvement)	4.00	2/1/11	200,000	202,666
Woodbridge Township,
GO Notes, Refunding	5.00	7/1/11	105,000	108,462
Woodbury Board of Education,
GO Notes	4.50	3/15/11	120,000	122,229

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Woodcliff Lake,
GO Notes, BAN	1.50	9/23/10	700,000	700,335
U.S. Related—4.6%
Puerto Rico Industrial, Tourist,
Educational, Medical and
Environmental Control Facilities
Financing Authority, Environmental
Control Facilities Revenue
(Bristol-Myers Squibb
Company Project)	0.40	9/7/10	3,700,000 [a]	3,700,000

Total Investments (cost $80,375,984)			100.7%	80,375,984
Liabilities, Less Cash and Receivables			(.7%)	(580,050)
Net Assets			100.0%	79,795,934

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

14

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	52.3
AAA,AA,Ab		Aaa,Aa,Ab		AAA,AA,Ab	12.7
Not Rated[c]		Not Rated[c]		Not Rated[c]	35.0
					100.0

† Based on total investments.
b Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	80,375,984	80,375,984
Interest receivable		364,448
Prepaid expenses		12,435
		80,752,867
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		26,961
Cash overdraft due to Custodian		869,629
Payable for shares of Common Stock redeemed		53
Accrued expenses		60,290
		956,933
Net Assets ($)		79,795,934
Composition of Net Assets ($):
Paid-in capital		79,797,493
Accumulated net realized gain (loss) on investments		(1,559)
Net Assets ($)		79,795,934
Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		79,797,493
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund	17

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Interest Income	566,769
Expenses:
Management fee—Note 2(a)	459,325
Shareholder servicing costs—Note 2(b)	58,599
Auditing fees	45,594
Custodian fees—Note 2(b)	14,541
Registration fees	9,119
Prospectus and shareholders’ reports	8,410
Directors’ fees and expenses—Note 2(c)	7,431
Legal fees	5,279
Treasury insurance expense—Note 1(e)	2,053
Miscellaneous	19,568
Total Expenses	629,919
Less—reduction in management fee due to undertaking—Note 2(a)	(216,476)
Less—reduction in fees due to earnings credits—Note 1(b)	(51)
Net Expenses	413,392
Investment Income—Net, representing net increase
in net assets resulting from operations	153,377

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009
Operations ($):
Investment income—net	153,377	1,434,512
Net realized gain (loss) on investments	—	(1,559)
Net unrealized appreciation
(depreciation) on investments	—	(482)
Net Increase (Decrease) in Net Assets
Resulting from Operations	153,377	1,432,471
Dividends to Shareholders from ($):
Investment income—net	(153,377)	(1,434,703)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	28,568,383	58,057,104
Dividends reinvested	150,007	1,391,133
Cost of shares redeemed	(59,164,643)	(59,858,946)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(30,446,253)	(410,709)
Total Increase (Decrease) in Net Assets	(30,446,253)	(412,941)
Net Assets ($):
Beginning of Period	110,242,187	110,655,128
End of Period	79,795,934	110,242,187

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.013	.026	.033	.027
Net realized and unrealized
gain (loss) on investments	—	—	.001	—	—
Total from Investment Operations	.002	.013	.027	.033	.027
Distributions:
Dividends from investment income—net	(.002)	(.013)	(.026)	(.033)	(.027)
Dividends from net realized
gain on investments	—	—	(.001)	—	—
Total Distributions	(.002)	(.013)	(.027)	(.033)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.17	1.36	2.70	3.30	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.69	.73	.68	.65	.64
Ratio of net expenses
to average net assets	.45	.44	.44	.45	.45
Ratio of net investment income
to average net assets	.17	1.33	2.58	3.25	2.75
Net Assets, end of period ($ x 1,000)	79,796	110,242	110,655	103,147	115,191

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund.The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	80,375,984
Level 3—Significant Unobservable Inputs	—
Total	80,375,984

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investment represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $1,559 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in fiscal 2017.

24

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009, were as follows: tax exempt income $153,377 and $1,434,512 and ordinary income $0 and $191, respectively.

At August 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program:The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. As such, the fund is no longer eligible for protection under the

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Program. Participation in the initial term and the extended periods of the Program required payments to the Treasury in the amounts of .010%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed, to waive receipt of its fees and/or assume the expenses of the fund so that the annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets.The Manager may terminate this undertaking agreement upon and at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2011.The reduction in management fee, pursuant to the undertaking, amounted to $216,476 during the period ended August 31, 2010.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. During the period ended August 31, 2010, there was no expense reimbursement pursuant to the undertaking.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2010, the fund was charged $44,836 pursuant to the Shareholder Services Plan.

26

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $8,935 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $890 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $51.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $14,541 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $33,962, custodian fees $3,337, chief compliance officer fees $673 and transfer agency per account fees $1,804, which are offset against an expense reimbursement currently in effect in the amount of $12,815.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common officers, complies with Rule 17a-7 of the Act. During the period ended August 31, 2010, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $29,600,000 and $97,725,000, respectively.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus BASIC New Jersey Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

The Fund	29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax and, for individuals who are New Jersey residents, New Jersey personal income taxes).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed in early 2011.

30

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

32

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund	33

OFFICERS OF THE FUND (Unaudited)

34

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

36

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
High Yield Municipal
Bond Fund

ANNUAL REPORT August 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
High Yield Municipal
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Municipal Bond Fund, covering the 12-month period from September 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. However, interest rates have little room for further declines, clouding the outlook for the U.S. bond market. U.S. government bonds, especially Treasury securities, appear to offer limited value at current low yields, but we have identified a number of opportunities among emerging market debt securities and U.S. corporate bonds based on improving balance sheets and the global search for yield.As always, your financial advisor is best-suited to help you evaluate and adjust your asset allocations and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through August 31, 2010, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2010, Dreyfus High Yield Municipal Bond Fund’s Class A shares produced a 16.31% total return, Class C shares returned 15.31%, Class I shares returned 16.50% and Class Z shares returned 16.44%.1 The fund’s benchmark, the Barclays Capital Municipal Bond Index, which, unlike the fund, does not include securities rated below investment grade, produced a 9.78% total return.2

High yield municipal bonds generally rallied over the reporting period amid robust demand for higher yielding securities.The fund’s returns were higher than its benchmark, primarily due to strong returns from lower-rated, corporate-backed bonds as investors sought generous yields in a low interest-rate environment.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal.To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.The fund may invest up to 50% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by Dreyfus.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting.The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

  Actively trading among various sectors, such as pre-refunded, gen- eral obligation and revenue, based on their apparent relative values.
  The fund seeks to invest in several of these sectors.

Supply-and-Demand Factors Supported Municipal Bonds

Although an improving U.S. economy bolstered investor confidence early in the reporting period, the pace of the economic recovery has been slower than most previous rebounds. In addition, in the spring of 2010, investors responded cautiously to new global economic concerns stemming from a sovereign debt crisis in Europe and inflationary pressures in China. Meanwhile, most states have continued to struggle with declining tax revenues and intensifying demand for services. In light of these challenges, as it has since December 2008, the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

Still, municipal bonds generally gained value during the reporting period due to favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly as a result of the federally subsidized Build America Bonds program, part of the economic stimulus package that shifted a substantial portion of new issuance to the taxable bond market. At the same time, demand for municipal bonds intensified when investors grew concerned about possible tax increases. High yield municipal bonds fared particularly well as investors reached for income in a low interest-rate environment.

Security Selection Strategy Boosted Fund Returns

In the generally rallying market environment, the fund received particularly positive contributions to relative performance from bonds backed by the states’ settlement of litigation with U.S. tobacco companies, which recovered from previously depressed levels. Bonds issued to finance industrial development projects and airline equipment and facilities also produced above-average returns amid robust demand for higher yielding securities.

In light of the subpar economic recovery and tighter credit spreads over the course of the reporting period, we gradually reduced the fund’s exposure to riskier market sectors and upgraded its overall credit quality. Our bias toward higher-quality securities included bonds with “triple-B”

4

credit ratings, the lowest investment-grade rating category, including bonds backed by revenues from airports and health care facilities.

Supply-and-Demand Factors May Remain Favorable

Although unemployment has remained stubbornly high and many states have continued to face elevated fiscal pressures, we do not expect a return to recessionary conditions.Yet, we are aware that lower-rated municipal bonds already have rallied strongly, suggesting to us that the bulk of their gains for the current cycle are behind us.Therefore, we have intensified our focus on higher-quality bonds that historically have remained relatively stable during periods of heightened market volatility.

We remain optimistic over the longer term.We anticipate a more ample supply of newly issued bonds when the Build America Bonds program either ends or is renewed with lower federal subsidies at the end of this year. In the meantime, demand seems likely to stay robust as investors grow increasingly concerned regarding potential income tax increases at the federal and state levels.

September 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
1	Total return includes reinvestment of dividends and any capital gains paid. It includes the maximum initial sales charges in the case of Class A shares, and the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Class Z and Class I shares are not subject to any initial or deferred sales charge. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus High Yield Municipal Bond Fund Class Z shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus HighYield Municipal Bond Fund on 9/30/05 (inception date) to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the
“Index”) on that date.All capital gains and distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.
Performance for Class A, Class C and Class I shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.The fund invests primarily in municipal securities.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/10
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (4.5%)	3/15/07	11.09%	3.13%††
without sales charge	3/15/07	16.31%	4.10%††
Class C shares
with applicable redemption charge †	3/15/07	14.31%	3.54%††
without redemption	3/15/07	15.31%	3.54%††
Class I shares	12/15/08	16.50%	4.17%††
Class Z shares	9/30/05	16.44%	4.19%
Barclays Capital Municipal Bond Index†††	9/30/05	9.78%	5.25%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund represent the performance of the fund’s Class Z shares for periods prior to 3/15/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund represent the performance of the fund’s
Class Z shares for periods prior to 12/15/08 (the inception date for Class I shares).
††† The Index date is based on the life of Class Z shares.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Municipal Bond Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 5.14	$ 9.12	$ 3.69	$ 4.20
Ending value (after expenses)	$1,059.50	$1,055.20	$1,059.80	$1,059.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 5.04	$ 8.94	$ 3.62	$ 4.13
Ending value (after expenses)	$1,020.21	$1,016.33	$1,021.63	$1,021.12

† Expenses are equal to the fund’s annualized expense ratio of .99% for Class A, 1.76% for Class C, .71% for
Class I and .81% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.9%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.0%
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/20	2,500,000	2,205,800
Alaska—.6%
Alaska Industrial Development and
Export Authority, Community
Provider Revenue (Boys and
Girls Home and Family
Services, Inc. Project)	5.88	12/1/27	2,000,000	1,300,160
Arizona—4.9%
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	3,000,000	3,481,980
Pima County Industrial Development
Authority, Education
Facilities Revenue (Sonoran
Science Academy Tucson Project)	5.75	12/1/37	2,750,000	2,319,323
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,000,000	2,961,510
Pinal County Electrical District
Number 4, Electric
System Revenue	6.00	12/1/38	1,150,000	1,199,220
Scottsdale Industrial
Development Authority, HR
(Scottsdale Healthcare)	5.25	9/1/30	1,000,000	1,019,420
California—8.2%
California,
GO (Various Purpose)	6.50	4/1/33	2,000,000	2,348,240
California Pollution Control
Financing Authority, SWDR
(Waste Management, Inc. Project)	5.13	11/1/23	1,500,000	1,527,345
California Statewide Communities
Development Authority,
Revenue (Bentley School)	7.00	7/1/40	1,075,000	926,553

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(Bentley School)	0.00	7/1/50	3,190,000	[a]	89,001
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/35	3,300,000		2,958,780
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	1,000,000		1,131,690
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	6,250,000		4,950,250
San Francisco City and County
Redevelopment Financing
Authority, Tax Allocation
Revenue (Mission Bay South
Redevelopment Project)	6.63	8/1/39	2,000,000		2,188,340
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	5,710,000	[a]	560,551
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds
(San Diego County Tobacco
Asset Securitization Corporation)	5.00	6/1/37	2,200,000		1,705,880
Colorado—1.3%
Arkansas River Power Authority,
Power Improvement Revenue
(Insured; XLCA)	5.00	10/1/43	1,165,000		1,096,009
Colorado Health Facilities
Authority, Revenue (Christian
Living Communities Project)	5.75	1/1/37	1,800,000		1,636,956
El Paso County,
SFMR (Collateralized:
FNMA and GNMA)	6.20	11/1/32	165,000		167,521

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut—1.3%
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic
Company Project)	6.15	4/1/35	1,200,000		1,204,932
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	1,735,000		1,736,128
Delaware—.5%
Delaware Economic Development
Authority, Gas Facilities
Revenue (Delmarva Power and
Light Company Project)	5.40	2/1/31	1,000,000		1,048,470
District of Columbia—1.5%
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	6.65	6/1/30	1,630,000		1,771,419
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	7.50	12/1/30	250,000		265,330
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46	11,560,000	[a]	357,782
Metropolitan Washington Airports
Authority, Dulles Toll Road
Second Senior Lien Revenue
(Dulles Metrorail and Capital
Improvements Projects)	0.00	10/1/37	4,000,000	[a]	779,600
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	220,000		219,212
Florida—2.0%
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	4,000,000	[b]	1,999,400

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000	2,597,900
Georgia—3.8%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	1,500,000	1,711,545
DeKalb County Hospital Authority,
RAC (DeKalb Medical Center,
Inc. Project)	6.00	9/1/30	5,000,000	5,276,950
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	1,610,000	1,622,011
Hawaii—.9%
Hawaii,
Airports System Revenue	5.25	7/1/28	1,000,000	1,096,480
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.75	7/1/40	1,000,000	1,027,120
Idaho—1.8%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	4,000,000	4,030,600
Illinois—5.5%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.00	10/1/33	330,000	349,628
Harvey,
GO	5.63	12/1/32	4,000,000	3,997,080
Illinois Finance Authority,
MFHR (DeKalb Supportive
Living Facility Project)	6.10	12/1/41	2,750,000	2,322,182
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	3,000,000	2,909,730
Quad Cities Regional Economic
Development Authority, MFHR
(Heritage Woods of Moline
Supportive Living Facility Project)	6.00	12/1/41	1,000,000	832,290

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Will Kankakee Regional
Development Authority,
MFHR (Senior Estates
Supportive Living Project)	7.00	12/1/42	2,000,000	1,916,100
Iowa—.4%
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	1,000,000	853,220
Kansas—1.1%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FNMA and GNMA)	5.70	12/1/35	620,000	652,097
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FNMA and GNMA)	6.25	12/1/35	1,625,000	1,746,631
Kentucky—1.7%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	1,070,000	1,118,567
Ohio County,
PCR (Big Rivers Electric
Corporation Project)	6.00	7/15/31	2,500,000	2,613,425
Louisiana—5.5%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	4,867,000	2,677,337
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000	4,197,160
Louisiana Public Facilities
Authority, Revenue (SUSLA
Facilities, Inc. Project)	5.75	7/1/39	4,000,000 [c]	2,972,640
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	2,530,000	2,530,734

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland—2.7%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000	1,050,140
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	3,000,000	3,564,390
Maryland Health and Higher
Educational Facilities Authority,
Revenue (Washington
County Hospital Issue)	6.00	1/1/28	1,400,000	1,486,716
Michigan—6.2%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,080,000	1,763,757
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,500,000	1,845,210
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000	1,922,540
Michigan Strategic Fund, SWDR
(Genesee Power Station Project)	7.50	1/1/21	3,985,000	3,702,224
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.25	9/1/39	2,000,000	2,434,600
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	2,500,000	2,319,300
Mississippi—.7%
Mississippi Home Corporation,
SFMR (Collateralized:
FNMA and GNMA)	6.25	12/1/32	1,525,000	1,629,340
Missouri—1.3%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue
(Branson Landing Project)	5.63	12/1/28	2,500,000	2,607,250

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Missouri (continued)
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	7.50	3/1/31	345,000	366,155
Nevada—1.3%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	3,000,000	2,925,390
New Hampshire—.8%
New Hampshire Health and Education
Facilities Authority, Revenue
(The Memorial Hospital Issue)	5.25	6/1/36	1,900,000	1,746,727
New Jersey—3.1%
Burlington County Bridge
Commission, EDR (The
Evergreens Project)	5.63	1/1/38	1,000,000	904,020
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/29	3,070,000	3,048,786
New Jersey Economic Development
Authority, IDR (Newark Airport
Marriott Hotel Project)	7.00	10/1/14	1,510,000	1,517,173
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	1,700,000	1,404,897
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/1/41	4,000,000 [a]	173,960
New Mexico—1.7%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.25	6/1/40	3,200,000	3,317,792
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	6.15	7/1/35	570,000	616,398

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—2.5%
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	1,500,000	1,505,475
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	4,000,000	4,082,120
North Carolina—.5%
North Carolina Medical Care
Commission,
Health Care Facilities
First Mortgage
Revenue (Deerfield Episcopal
Retirement Community)	6.13	11/1/38	1,000,000	1,024,730
Ohio—1.0%
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	1,000,000	1,084,630
Ohio Air Quality Development
Authority, PCR
(FirstEnergy Generation
Corporation Project)	5.63	6/1/18	1,000,000	1,135,460
Oklahoma—.7%
Oklahoma Development
Finance Authority, SWDR
(Waste Management of
Oklahoma, Inc. Project)	7.00	12/1/10	1,500,000	1,512,990
Oregon—.5%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue
(Pelton Round Butte Project)	6.38	11/1/33	1,000,000	1,043,880
Pennsylvania—5.5%
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	5,000,000	4,612,050

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Montgomery County Higher
Education and Health
Authority, First Mortgage
Improvement Revenue
(American Health Foundation/
Montgomery, Inc. Project)	6.88	4/1/36	2,000,000	1,802,220
Pennsylvania Economic Development
Financing Authority, Sewage
Sludge Disposal Revenue
(Philadelphia Biosolids
Facility Project)	6.25	1/1/32	1,000,000	1,082,930
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University Foundation
Student Housing Project at
Edinboro University Pennsylvania)	6.00	7/1/42	1,500,000	1,552,860
Philadelphia,
Gas Works Revenue	5.25	8/1/40	1,500,000	1,537,110
Susquehanna Area Regional Airport
Authority, Airport System Revenue	6.50	1/1/38	1,825,000	1,850,988
Rhode Island—.9%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000	1,991,440
Tennessee—2.4%
Johnson City Health and
Educational Facilities Board, HR
(Mountain States Health Alliance)	6.00	7/1/38	2,100,000	2,209,704
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(Campus Development Foundation
Inc. Phase 1, LLC Project)	5.00	10/1/25	425,000	415,302
The Health, Educational and
Housing Facility Board of the
City of Chattanooga, Revenue
(Campus Development Foundation
Inc. Phase 1, LLC Project)	6.00	10/1/35	2,800,000	2,708,300

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas—8.3%
Brazos River Authority,
PCR (TXU Energy
Company LLC Project)	5.00	3/1/41	2,500,000	955,900
Brazos River Authority,
Revenue (Reliant
Energy, Inc. Project)	5.38	4/1/19	1,000,000	1,005,760
Clifton Higher Education Finance
Corporation, Education Revenue
(Uplift Education)	6.00	12/1/30	1,000,000	1,035,510
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(American Airlines, Inc.)	6.00	11/1/14	3,900,000	3,737,253
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	1,000,000	1,000,550
La Vernia Higher Education Finance
Corporation, Education
Revenue (Knowledge is
Power Program, Inc.)	6.25	8/15/39	2,250,000	2,359,890
Mission Economic Development
Corporation, SWDR (Allied Waste
North America, Inc. Project)	5.20	4/1/18	1,500,000	1,515,240
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	1,175,000	1,291,572
North Texas Tollway Authority,
Second Tier System Revenue	6.13	1/1/31	3,700,000	4,016,683
Texas Public Finance Authority,
Charter School Finance
Corporation, Education Revenue
(Burnham Wood Charter
School Project)	6.25	9/1/36	2,250,000	2,126,115
Virginia—1.5%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	3,000,000	3,475,110

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—2.3%
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.50	6/1/27	1,535,000		1,319,256
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.60	6/1/37	1,500,000		1,216,725
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.60	9/1/25	1,675,000		1,508,187
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.75	9/1/30	1,250,000		1,099,000
West Virginia—1.3%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	2,000,000		2,010,380
West Virginia Economic Development
Authority, Solid Waste Disposal
Facilities Revenue (Appalachian
Power Company—Amos Project)	5.38	12/1/38	1,000,000		1,024,060
Wisconsin—.7%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	6.13	6/1/12	1,560,000	[d]	1,673,708
Wyoming—.4%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,000,000		1,004,280
Multi State—.5%
Munimae Tax Exempt Subsidiary LLC	5.90	9/30/20	2,000,000	[c]	1,143,940
U.S. Related—7.1%
Government of Guam,
GO	6.75	11/15/29	1,500,000		1,653,225
Government of Guam,
LOR (Section 30)	5.38	12/1/24	1,500,000		1,600,650
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	2,000,000		2,170,980

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	2,000,000		2,096,940
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/26	3,000,000		3,333,330
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000		1,056,300
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,000,000		2,196,680
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Notes)
(Senior Lien/Capital Projects)	5.00	10/1/29	1,205,000		1,247,657
Virgin Islands Public Finance
Authority, Subordinated
Revenue (Virgin Islands
Matching Fund Loan Note—
Cruzan Project)	6.00	10/1/39	500,000		534,990
Total Long-Term Municipal Investments
(cost $217,514,295)					216,117,054

Short-Term Municipal
Investments—2.5%
California—.2%
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement
System and Citibank NA)	0.24	9/1/10	400,000	[e]	400,000
Florida—.5%
Florida Municipal Power
Agency, Revenue, Refunding
(All-Requirements Power Supply
Project) (LOC; Bank of America)	0.26	9/1/10	1,200,000	[e]	1,200,000

20

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—1.8%
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Stonehill College Issue)
(LOC; Bank of America)	0.24	9/1/10	4,000,000 [e]	4,000,000
Total Short-Term Municipal Investments
(cost $5,600,000)				5,600,000

Total Investments (cost $223,114,295)			98.4%	221,717,054
Cash and Receivables (Net)			1.6%	3,660,274
Net Assets			100.0%	225,377,328

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Non-income producing—security in default.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2010, these securities had a market value of $4,116,580 or 1.8% of net assets.
d This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

22

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	6.3
AA		Aa		AA	.5
A		A		A	15.8
BBB		Baa		BBB	40.2
BB		Ba		BB	10.6
B		B		B	1.4
CCC		Caa		CCC	2.1
F1		MIG1/P1		SP1/A1	2.5
Not Rated[f]		Not Rated[f]		Not Rated[f]	20.6
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	23

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	223,114,295	221,717,054
Interest receivable		3,452,568
Receivable for investment securities sold		669,053
Receivable for shares of Common Stock subscribed		215,678
Prepaid expenses		30,889
		226,085,242
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		183,401
Cash overdraft due to Custodian		200,998
Payable for shares of Common Stock redeemed		230,077
Accrued expenses		93,438
		707,914
Net Assets ($)		225,377,328
Composition of Net Assets ($):
Paid-in capital		251,189,384
Accumulated net realized gain (loss) on investments		(24,414,815)
Accumulated net unrealized appreciation
(depreciation) on investments		(1,397,241)
Net Assets ($)		225,377,328

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	70,607,173	32,646,544	8,576,899	113,546,712
Shares Outstanding	6,013,940	2,777,453	731,564	9,664,729
Net Asset Value Per Share ($)	11.74	11.75	11.72	11.75

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended August 31, 2010

Investment Income ($):
Interest Income	14,105,082
Expenses:
Management fee—Note 3(a)	1,326,373
Shareholder servicing costs—Note 3(c)	371,928
Distribution/Service Plan fees—Note 3(b)	332,607
Registration fees	61,999
Professional fees	51,968
Prospectus and shareholders’ reports	19,039
Directors’ fees and expenses—Note 3(d)	18,818
Custodian fees—Note 3(c)	14,200
Loan commitment fees—Note 2	3,214
Interest expense—Note 2	97
Miscellaneous	17,361
Total Expenses	2,217,604
Less—reduction in expenses due to undertaking—Note 3(a)	(514)
Less—reduction in fees due to earnings credits—Note 1(b)	(216)
Net Expenses	2,216,874
Investment Income—Net	11,888,208
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(8,195,848)
Net unrealized appreciation (depreciation) on investments	29,379,561
Net Realized and Unrealized Gain (Loss) on Investments	21,183,713
Net Increase in Net Assets Resulting from Operations	33,071,921

See notes to financial statements.

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2010	2009[a]
Operations ($):
Investment income—net	11,888,208	12,496,282
Net realized gain (loss) on investments	(8,195,848)	(12,349,783)
Net unrealized appreciation
(depreciation) on investments	29,379,561	(16,157,681)
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,071,921	(16,011,182)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,449,427)	(3,033,186)
Class C Shares	(1,398,532)	(1,488,972)
Class I Shares	(282,979)	(791)
Class Z Shares	(6,406,800)	(7,806,483)
Total Dividends	(11,537,738)	(12,329,432)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	35,541,798	26,423,071
Class C Shares	6,579,006	9,976,822
Class I Shares	9,762,992	18,061
Class Z Shares	8,381,933	25,304,197
Dividends reinvested:
Class A Shares	2,610,797	1,911,979
Class C Shares	752,439	621,136
Class I Shares	51,747	272
Class Z Shares	5,266,787	6,371,861
Cost of shares redeemed:
Class A Shares	(32,794,183)	(22,300,528)
Class C Shares	(7,312,832)	(8,115,159)
Class I Shares	(1,618,177)	—
Class Z Shares	(34,780,347)	(42,427,250)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,558,040)	(2,215,538)
Total Increase (Decrease) in Net Assets	13,976,143	(30,556,152)
Net Assets ($):
Beginning of Period	211,401,185	241,957,337
End of Period	225,377,328	211,401,185

26

	Year Ended August 31,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	3,132,773	2,591,158
Shares issued for dividends reinvested	228,977	188,934
Shares redeemed	(2,886,102)	(2,154,039)
Net Increase (Decrease) in Shares Outstanding	475,648	626,053
Class C
Shares sold	580,324	972,856
Shares issued for dividends reinvested	65,956	61,434
Shares redeemed	(644,838)	(806,841)
Net Increase (Decrease) in Shares Outstanding	1,442	227,449
Class I
Shares sold	867,730	1,919
Shares issued for dividends reinvested	4,489	27
Shares redeemed	(142,601)	—
Net Increase (Decrease) in Shares Outstanding	729,618	1,946
Class Z
Shares sold	739,762	2,455,589
Shares issued for dividends reinvested	462,303	631,205
Shares redeemed	(3,075,075)	(4,164,335)
Net Increase (Decrease) in Shares Outstanding	(1,873,010)	(1,077,541)

a The fund commenced offering Class I shares on December 15, 2008.
See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.64	12.05	12.90	13.63
Investment Operations:
Investment income—net[b]	.61	.65	.66	.28
Net realized and unrealized
gain (loss) on investments	1.08	(1.41)	(.86)	(.72)
Total from Investment Operations	1.69	(.76)	(.20)	(.44)
Distributions:
Dividends from investment income—net	(.59)	(.65)	(.65)	(.29)
Net asset value, end of period	11.74	10.64	12.05	12.90
Total Return (%)[c]	16.31	(5.80)	(1.67)	1.57[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.02	1.02	1.27[e]
Ratio of net expenses to average net assets[f]	.99	1.02	1.02	1.27[e]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	.00[g]	.05	.23[e]
Ratio of net investment income
to average net assets	5.37	6.40	5.28	4.51[e]
Portfolio Turnover Rate	25.26	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	70,607	58,931	59,169	27,948

a	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
g	Amount represents less than .01%.

See notes to financial statements.

28

		Year Ended August 31,
Class C Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.66	12.06	12.91	13.63
Investment Operations:
Investment income—net[b]	.52	.57	.57	.23
Net realized and unrealized
gain (loss) on investments	1.08	(1.41)	(.87)	(.71)
Total from Investment Operations	1.60	(.84)	(.30)	(.48)
Distributions:
Dividends from investment income—net	(.51)	(.56)	(.55)	(.24)
Net asset value, end of period	11.75	10.66	12.06	12.91
Total Return (%)[c]	15.31	(6.45)	(2.43)	1.27[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.80	1.80	1.99[e]
Ratio of net expenses to average net assets[f]	1.76	1.80	1.80	1.99[e]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	.00[g]	.05	.23[e]
Ratio of net investment income
to average net assets	4.60	5.63	4.53	3.69[e]
Portfolio Turnover Rate	25.26	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	32,647	29,579	30,730	9,397

a	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
g	Amount represents less than .01%.

See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	10.63	9.15
Investment Operations:
Investment income—net[b]	.66	.49
Net realized and unrealized
gain (loss) on investments	1.05	1.46
Total from Investment Operations	1.71	1.95
Distributions:
Dividends from investment income—net	(.62)	(.47)
Net asset value, end of period	11.72	10.63
Total Return (%)	16.50	21.80[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	1.17[d]
Ratio of net expenses to average net assets	.72	.75[d]
Ratio of net investment income
to average net assets	5.57	6.69[d]
Portfolio Turnover Rate	25.26	28.94
Net Assets, end of period ($ x 1,000)	8,577	21

a	From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

30

		Year Ended August 31,
Class Z Shares	2010	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	10.65	12.05	12.91	13.34	12.50
Investment Operations:
Investment income—net[c]	.63	.67	.67	.63	.57
Net realized and unrealized
gain (loss) on investments	1.09	(1.41)	(.87)	(.39)	.82
Total from Investment Operations	1.72	(.74)	(.20)	.24	1.39
Distributions:
Dividends from investment income—net	(.62)	(.66)	(.66)	(.63)	(.55)
Dividends from net realized
gain on investments	—	—	—	(.04)	—
Total Distributions	(.62)	(.66)	(.66)	(.67)	(.55)
Net asset value, end of period	11.75	10.65	12.05	12.91	13.34
Total Return (%)	16.44	(5.64)	(1.59)	1.65	11.35[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	.85	.97	1.24	1.24[e]
Ratio of net expenses
to average net assets	.82[f]	.84	.97[f]	1.24[f]	1.18[e]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.00[g]	.05	.23	.07[e]
Ratio of net investment income
to average net assets	5.58	6.59	5.32	4.62	4.68[e]
Portfolio Turnover Rate	25.26	28.94	76.05	55.80	74.52
Net Assets, end of period ($ x 1,000)	113,547	122,871	152,058	126,390	80,330

a The fund commenced offering three classes of shares on March 15, 2007. The existing shares were redesignated
Class Z and the fund added Class A and Class C shares.
b From September 30, 2005 (commencement of operations) to August 31, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.
g Amount represents less than .01%.

See notes to financial statements.

The Fund	31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income exempt from federal income tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of

32

authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	221,717,054	—	221,717,054

34

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $30,942, undistributed ordinary income $88,944, accumulated capital losses $18,272,600 and unrealized depreciation $931,775. In addition, the fund had $6,696,625 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

36

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $715,251 of the carryover expires in fiscal 2016, $7,033,387 expires in fiscal 2017 and $10,523,962 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2010 and August 31, 2009 were as follows: tax exempt income $11,537,738 and $12,325,036 and ordinary income $0 and $4,396, respectively.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $350,470, increased accumulated net realized gain (loss) on investments by $333,745 and increased paid-in capital by $16,725. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2010 was approximately $7,100, with a related weighted average annualized interest rate of 1.36%.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from September 1, 2009 through August 31, 2010 to reduce the expenses paid by Class I shares, to the extent that Class I shares aggregate annual expenses exceeded an annual rate of .75% of the value of the average daily net assets of Class I shares.The reduction in expenses for Class I shares, pursuant to the undertaking, amounted to $514 during the period ended August 31, 2010.

During the period ended August 31, 2010, the Distributor retained $18,748 from commissions earned on sales of the fund’s Class A shares and $5,943 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2010, Class C shares were charged $236,111, pursuant to the Plan.

Under the Service Plan (the “Service Plan”) adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of .25% of the value of the average daily net assets of Class Z shares. During the period ended August 31, 2010, Class Z shares were charged $96,496 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other informa-

38

tion, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A and Class C shares were charged $165,617 and $78,704, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $51,457 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $3,909 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $216.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $14,200 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $113,749, Rule 12b-1 distribution plan fees $28,318, shareholder services plan fees $21,680, custodian fees $4,002, chief compliance officer fees $673 and transfer agency per account fees $14,979.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended August 31, 2010, there were no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010, amounted to $54,297,363 and $61,214,362, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010. These disclosures did not impact the notes to the financial statements.

At August 31, 2010, the cost of investments for federal income tax purposes was $222,648,829; accordingly, accumulated net unrealized depreciation on investments was $931,775, consisting of $12,803,776 gross unrealized appreciation and $13,735,551 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus High Yield Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Municipal Bond Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Municipal Bond Fund at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

The Fund	41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed in early 2011.

42

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

44

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund	45

OFFICERS OF THE FUND (Unaudited)

46

The Fund	47

OFFICERS OF THE FUND (Unaudited) (continued)

48

For More Information

Telephone Call your financial representative or 1-800-554-4611
Holders of Class Z call 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $128,018 in 2009 and $131,218 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      21,104 in 2009 and $21,528 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0            in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $            14,899 in 2009 and $12,619 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $274 in 2009 and $2,670 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $24,372,300 in 2009 and $28,173,266 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 26, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	October 26, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)